                                                                    EXHIBIT 4.7

================================================================================

                            RENTAL CAR FINANCE CORP.,

                                    as Issuer

                                       and

                             BANKERS TRUST COMPANY,

                                   as Trustee

                             ----------------------

                            SERIES 1997 1/N1 SUPPLEMENT

                          dated as of December __, 1997

                                       to

                                 BASE INDENTURE

                         dated as of December 13, 1995,

                                  as amended by

                          AMENDMENT TO BASE INDENTURE,

                           dated as of December __, 1997

                          Rental Car Asset Backed Notes

================================================================================
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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                    ARTICLE 1

                                   DESIGNATION

                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

                                    ARTICLE 3

                                   [RESERVED]

                                    ARTICLE 4

                  ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.6       Establishment of Group I Collection Account,
                    Series 1997 1/N1 Collection Account, Series
                    1997 1/N1 Excess Funding Account, and Series
                    1997 1/N1 Accrued Interest Account......................  49
Section 4.7       Allocations with Respect to the Series 1997 1/N1
                    Notes...................................................  50
Section 4.8       Monthly Payments..........................................  63
Section 4.9       Payment of Note Interest..................................  67
Section 4.10      Payment of Note Principal.................................  70
Section 4.11      Retained Distribution Account.............................  92
Section 4.12      Class A Distribution Account..............................  92
Section 4.13      Class B Distribution Account..............................  94
Section 4.14      Class B Notes Subordinate to Class A Notes................  95
Section 4.15      Class C Distribution Account..............................  96
Section 4.16      Class C Notes Subordinate to Class A Notes
                    and Class B Notes.......................................  97
Section 4.17      The Servicer's Failure to Instruct the
                    Trustee to Make a Deposit or Payment....................  98
Section 4.18      Lease Payment Deficit Draw on Series 1997 1/N1
                    Letter of Credit........................................  98
Section 4.19      Claim Under on the Demand Note............................  99
Section 4.20      Series 1997 1/N1 Letter of Credit Termination
                    Demand.................................................. 100
Section 4.21      The Series 1997 1/N1 Cash Collateral Account.............. 101

                                    ARTICLE 5

                               AMORTIZATION EVENTS

Section 5.1       Series 1997 1/N1 Amortization Events..................... 104
Section 5.2       Waiver of Past Events.................................... 106

                                    ARTICLE 6

                                   [RESERVED]

                                    ARTICLE 7

                           FORM OF SERIES 1997 1/N1 NOTES

Section 7.1       Class A Notes............................................  107
Section 7.2       Class B Notes............................................  108
Section 7.3       Class C Notes............................................  108

                                    ARTICLE 8

                                     GENERAL

Section 8.1       Repurchase of Notes......................................  109
Section 8.2       Payment of Rating Agencies' Fees.........................  111
Section 8.3       Exhibits.................................................  111
Section 8.4       Ratification of Base Indenture...........................  112
Section 8.5       Counterparts.............................................  112
Section 8.6       Governing Law............................................  112
Section 8.7       Amendments...............................................  112

Schedule 1 -        Maximum Manufacturer Percentages

Exhibit A-1 -       Form of Restricted Global Class A 1/N1 Note
Exhibit A-2 -       Form of Restricted Global Class A 1/N2 Note
Exhibit A-3 -       Form of Restricted Global Class A 1/N3 Note
Exhibit A-4 -       Form of Temporary Global Class A 1/N1 Note
Exhibit A-5 -       Form of Temporary Global Class A 1/N2 Note
Exhibit A-6 -       Form of Temporary Global Class A 1/N3 Note
Exhibit A-7 -       Form of PermaNeNt Global Class A 1/N1 Note
Exhibit A-8 -       Form of PermaNeNt Global Class A 1/N2 Note
Exhibit A-9 -       Form of PermaNeNt Global Class A 1/N3 Note
Exhibit B-1 -       Form of Restricted Global Class B 1/N1 Note
Exhibit B-2 -       Form of Restricted Global Class B 1/N2 Note
Exhibit B-3 -       Form of Restricted Global Class B 1/N3 Note
Exhibit B-4 -       Form of Temporary Global Class B 1/N1 Note
Exhibit B-5 -       Form of Temporary Global Class B 1/N2 Note
Exhibit B-6 -       Form of Temporary Global Class B 1/N3 Note
Exhibit B-7 -       Form of PermaNeNt Global Class B 1/N1 Note
Exhibit B-8 -       Form of PermaNeNt Global Class B 1/N2 Note
Exhibit B-9 -       Form of PermaNeNt Global Class B 1/N3 Note

Exhibit C 1/N1         Form of Restricted Global Class C 1/N1 Note
Exhibit C 1/N2         Form of Restricted Global Class C 1/N2 Note
Exhibit C 1/N3         Form of Restricted Global Class C 1/N3 Note
Exhibit C 1/N4         Form of Temporary Global Class C 1/N1 Note
Exhibit C 1/N5         Form of Temporary Global Class C 1/N2 Note
Exhibit C 1/N6         Form of Temporary Global Class C 1/N3 Note
Exhibit C 1/N7         Form of Permanent Global Class C 1/N1 Note
Exhibit C 1/N8         Form of Permanent Global Class C 1/N2 Note
Exhibit C 1/N9         Form of Permanent Global Class C 1/N3 Note
Exhibit D              Form of Consent
Exhibit E              Form of Demand Note

            THIS SERIES 1997 1/N1 SUPPLEMENT, dated as of December [__], 1997 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and of the Base Indenture referred to below, this "Supplement") between RENTAL CAR FINANCE CORP., formerly known as Thrifty Car Rental Finance Corporation, a special purpose Oklahoma corporation ("RCFC" or the "Issuer"), and BANKERS TRUST COMPANY, a New York banking corporation (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), to the Base Indenture, dated as of December 13, 1995, between RCFC and the Trustee, as amended by an amendment of even date herewith (as amended by such amendment and as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").

                              W I T N E S S E T H:

            WHEREAS, Sections 2.2, 2.3, 11.1 and 11.3 of the Base Indenture provide, among other things, that RCFC and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

            NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DESIGNATION

            (a) There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Rental Car Asset Backed Notes, Series 1997 1/N1. The Series 1997 1/N1 Notes shall be issued in three classes of Class A Notes, the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, three classes of Class B Notes, the Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes, and three classes of Class C Notes, the Class C-1 Notes, the Class C-2 Notes and the Class C-3 Notes. The Class A-1 Rental Car Asset Backed Notes, the Class A-2 Rental Car Asset Backed Notes and the Class A-3 Rental Car Asset Backed Notes are designated generally herein as the "Class A Notes", the Class B-1 Rental Car Asset Backed Notes, the Class B-2 Rental Car Asset Backed Notes and the Class B-3 Rental Car Asset Backed Notes are designated generally herein as the "Class B Notes", and the Class C-1 Rental Car Asset Backed Notes, the Class C-2 Rental Car Asset Backed Notes and the Class C-3 Rental Car Asset Backed Notes are designated generally herein as the "Class C Notes". The Class A Notes, the Class B Notes and the Class C Notes are referred to collectively as the "Series 1997 1/N1 Notes".

            (b) The Class C Notes are subordinated in right of payment to the Class A Notes and Class B Notes as set forth herein. The Class B Notes are subordinated in right of payment to the Class A Notes as set forth herein.

            (c) The net proceeds from the sale of the Series 1997 1/N1 Notes shall be deposited into the Collection Account, and shall be used (i) on the Series 1997 1/N1 Closing Date, to refinance the Existing Fleet, (ii) on and after the Series 1997 1/N1 Closing Date, to finance the acquisition by Thrifty and Dollar of Texas Vehicles for leasing in the State of Texas, (iii) on and after the Series 1997 1/N1 Closing Date, to acquire Acquired Vehicles from certain Eligible Manufacturers, and (iv) in certain circumstances, to pay principal of and interest on the Series 1997 1/N1 Notes or principal on amortizing Group I Series of Notes other than the Series 1997 1/N1 Notes.

            (d) The Series 1997 1/N1 Notes are a Segregated Series of Notes (as more fully described in the Base Indenture) and are hereby designated as a "Group I" Series of Notes. The Issuer may from time to time issue additional Segregated Series of Notes that the related Series Supplements will indicate are entitled to share, together with the Series 1997 1/N1 Notes, the Group I Collateral and any other Collateral and Master Collateral designated as security for the Series 1997 1/N1 Notes under this Supplement and the Master Collateral Agency Agreement (the Series 1997 1/N1 Notes and any such additional Segregated Series, each, a "Group I Series of Notes" and, collectively, the "Group I Series of Notes"). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Group I Series of Notes.

                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

            (a) All capitalized terms not otherwise defined in this Supplement are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of the Base Indenture. All capitalized terms defined in this Supplement that are also defined in the Definitions List to the Base Indenture shall, unless context otherwise requires, have the meanings set forth in this Supplement. All references to "Articles", "Sections" or "Subsections" herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base


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

Indenture, each capitalized term used or defined herein shall relate only to the Series 1997 1/N1 Notes and not to any other Series of Notes issued by RCFC. In addition, with respect to the Series 1997 1/N1 Notes, references in the Base Indenture to (i) the "Lease" shall be deemed to refer to the Master Lease, (ii) "Thrifty Finance" shall be deemed to refer to RCFC, (iii) "Lessee" shall be deemed to refer to either or both of the Lessees, as the context requires, and
(iv) "Servicer" shall be deemed to refer to the Master Servicer, except in each case as otherwise specified in this Supplement or as the context may otherwise require.

            (b) The following words and phrases shall have the following meanings with respect to the Series 1997 1/N1 Notes, and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

            "Accrued Amounts" means, with respect to any Group I Series of Notes (or any class (or portion thereof)), on any date of determination, the sum of
(i) accrued and unpaid interest on the Notes of such Series (or the applicable class thereof) as of such date, (ii) the portion of the accrued and unpaid Monthly Servicing Fee and any Supplemental Monthly Servicing Fee allocated to such Series of Notes (or the applicable class thereof) pursuant to the related lease or leases (which with respect to the Series 1997 1/N1 Notes is pursuant to Section 26.1 of the Master Lease), and (iii) the product of (A) all other accrued and unpaid fees and expenses of RCFC on such date, times (B) a fraction, the numerator of which is the Invested Amount of such Group I Series of Notes (or the applicable class thereof) on such date and the denominator of which is the Aggregate Invested Amount for all outstanding Series of Notes on such date.

            "Acquired Vehicles" means any Eligible Vehicles acquired by RCFC, Dollar or Thrifty, as the case may be, on and after the Series 1997 1/N1 Closing Date and leased by RCFC to any of the Lessees under the Master Lease.

            "Additional Depreciation Charge" means, with respect to each Non-Program Vehicle leased under the Master Lease on any Due Date, the quotient of (a) the amount, if any, by which (i) the aggregate Net Book Value of all such Non-Program Vehicles exceeds (ii) the three (3) month rolling average of the aggregate Fair Market Value of such Non-Program Vehicles determined as of the first day of the month in which such Due Date occurs and the first day of each of the two (2) calendar months preceding such Due Date, divided by (b) the number of Non-Program Vehicles leased under the Master Lease on such Due Date.


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

            "Additional Lessee" has the meaning specified in Section 28 of the Master Lease.

            "Additional Overcollateralization Amount" means, as of any date of determination, an amount equal to (a) the Overcollateralization Portion on such date divided by the Series 1997 1/N1 Enhancement Factor as of such date minus
(b) the Overcollateralization Portion as of such date.

            "Aggregate Asset Amount" means, on any date of determination, without duplication, the sum of (i) the Net Book Value of all Group I Vehicles with respect to which the applicable Vehicle Lease Expiration Date has not occurred, plus (ii) all amounts receivable, as of such date, by RCFC, Thrifty or Dollar from Eligible Manufacturers under and in accordance with their respective Eligible Vehicle Disposition Programs, or from Eligible Manufacturers as incentive payments, allowances, premiums, supplemental payments or otherwise, in each case with respect to Group I Vehicles at any time owned, financed or refinanced by RCFC, plus (iii) all amounts (other than amounts specified in clause (ii) above) receivable, as of such date, by RCFC, Thrifty or Dollar from any Person in connection with the auction, sale or other disposition of Eligible Vehicles at any time leased under the Master Lease, plus (iv) all accrued and unpaid Monthly Base Rent and Monthly Supplemental Payments (other than amounts specified in clauses (ii) and (iii) above) payable in respect of the Group I Vehicles, plus (v) cash and Permitted Investments on deposit in the Collection Account allocable to the Group I Series of Notes and, to the extent cash and Permitted Investments in the Master Collateral Account are allocable to the Trustee as Beneficiary pursuant to the Master Collateral Agency Agreement and are not distributable to or at the direction of DTAG, Thrifty or Dollar, as the case may be, in their respective capacities as Master Servicer or Servicers pursuant thereto, cash and Permitted Investments in the Master Collateral Account (less any portion thereof allocated to the Retained Interestholder) allocable to the Group I Series of Notes.

            "Aggregate Invested Amount" means the sum of the Invested Amounts with respect to all Group I Series of Notes then outstanding.

            "Annual Certificate" is defined in Section 24.4(g) of the Master Lease.

            "Asset Amount Deficiency" means, as of any date of determination, the amount, if any, by which the Required Asset Amount exceeds the Aggregate Asset Amount, as of such date of determination.

            "Assignment Agreement" means a Vehicle Disposition Program Assignment Agreement, in the form attached as Exhibit E to the Master Collateral Agency Agreement, or in such other form as is acceptable to each Rating Agency, between a Lessee and/or RCFC as the case may be, as assignor, and the Master Collateral Agent, as assignee, and acknowledged by the applicable Manufacturer, pursuant to which such Lessee and/or RCFC, as the case may be, assigns as collateral to the Master Collateral Agent all of such Lessee's and/or RCFC's, as the case may be, right, title and interest in, to and under a Vehicle Disposition Program.

            "Authorized Officer" means (a) as to RCFC, any of its President, any Vice President, the Secretary or any Assistant Secretary and (b) as to DTAG (including in its capacity as the Master Servicer), Thrifty (including in its capacities as a Lessee and as a Servicer), Dollar (including in its capacities as a Lessee and a Servicer), any Additional Lessee or additional Servicer, those officers, employees and agents of DTAG, Thrifty, Dollar, such other Lessee or such other Servicer, as the case may be, in each case whose signatures and incumbency shall have been certified as the authentic signatures of duly qualified and elected persons authorized to act on behalf of such entities.

            "Availability Payment" is defined in Section 5.2 of the Master
Lease.

            "Base Indenture" has the meaning set forth in the preamble hereto.

            "Board of Directors" means the Board of Directors of DTAG, RCFC, Thrifty or Dollar, as applicable, or any authorized committee of the Board of Directors.

            "Carrying Charges" means, as of any day, without duplication, the aggregate of all Trustee fees, servicing fees (other than supplemental servicing fees) and other fees and expenses and indemnity amounts, if any, payable by the Lessor, the Master Servicer or any Servicer under the Indenture or the other Related Documents which have accrued during the Related Month.

            "Carryover Controlled Amortization Amount" (as such term is used in Section 24.4(b) of the Lease) means each of the Class A-1 Carryover Controlled Amortization Amount, the Class A-2 Carryover Controlled Amortization Amount, the Class A-3 Carryover Controlled Amortization Amount, the Class B-1 Carryover Controlled Amortization Amount, the Class B-2 Carryover Controlled Amortization Amount, the Class B-3 Carryover Controlled Amortization Amount, the Class C-1 Carryover Controlled Amortization, the Class C-2 Carryover Amortization


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Controlled Amount and the Class C-3 Carryover Amortization Amount.

            "Casualty" means, with respect to any Vehicle, that (i) such Vehicle is lost, stolen (and not recovered within 60 days of being reported stolen), destroyed, seized or otherwise rendered permanently unfit or unavailable for use, (including vehicles that are rejected pursuant to Section 2.2 of the Master Lease), or (ii) such Vehicle is not accepted for Auction or repurchase for any reason within thirty (30) days of initial submission and is not designated a Non-Program Vehicle pursuant to Section 14 of the Master Lease (other than, in the case of clause (ii) above, the applicable Manufacturer's willful refusal or inability to comply with its obligations under its Vehicle Disposition Program)

            "Casualty Payment" is defined in Section 7 of the Master Lease.

            "Certificate of Credit Demand" means a certificate in the form of Annex A to the Series 1997 1/N1 Letter of Credit.

            "Certificate of Termination Demand" means a certificate in the form of Annex B to the Series 1997 1/N1 Letter of Credit.

            "Chrysler" means Chrysler Corporation, a [        ] corporation.

            "Chrysler Vehicle Lien Nominee Agreement" means that certain Vehicle Lien Nominee Agreement, dated as of December [___], 1997, between Chrysler and RCFC.

            "Class A Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(a)(i) of this Supplement.

            "Class A Deficiency Amount" has the meaning specified in Section 4.8(a) of this Supplement.

            "Class A Distribution Account" has the meaning specified in Section 4.12(a) of this Supplement.

            "Class A Distribution Account Collateral" has the meaning specified in Section 4.12(d) of this Supplement.

            "Class A Enhancement Amount" means the sum of (a) the Class C Invested Amount, plus (b) the Class B Invested Amount plus (c) the Series 1997 1/N1 Available Subordinated Amount, plus (d) the Series 1997 1/N1 Letter of Credit Amount.

            "Class A Interest Amount" has the meaning specified in Section 4.8(a) of this Supplement.


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

            "Class A Invested Amount" means, on any date of determination, the sum of the Class A-1 Invested Amount, the Class A-2 Invested Amount and the Class A-3 Invested Amount for such date of determination.

            "Class A Monthly Interest Shortfall" means as of any Payment Date and with respect to any or all of the classes of Class A Notes, as the context requires, the excess, if any, of the Class A Interest Amount for the Class A-1 Notes, the Class A-2 Notes or the Class A-3 Notes (as applicable) and any unpaid Class A Deficiency Amounts for the Class A-1 Notes, the Class A-2 Notes or the Class A-3 Notes(as applicable) (together with accrued interest on such unpaid Class A Deficiency Amounts) over the amount withdrawn from the Series 1997 1/N1 Accrued Interest Account and deposited in the Class A Distribution Account on such Payment Date pursuant to Section 4.7(a) of this Supplement.

            "Class A Non-Program Enhancement Percentage" means, with respect to any date of determination, the greatest of (a) an amount equal to (i) 32% minus
(ii) the sum of the Class B Percentage and the Class C Percentage as of such date, (b) an amount equal to (i) 100% minus (ii) an amount equal to (x) the Market Value Adjustment Percentage, minus (y) 32%, minus (iii) the sum of the Class B Percentage and the Class C Percentage as of such date, and (c) 15.25%.

            "Class A Note Rate" means, for any Series 1997 1/N1 Interest Period, the Class A-1 Rate, the Class A-2 Rate or the Class A-3 Rate, as applicable.

            "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

            "Class A Notes" means the Class A-1 Notes, the Class A- 2 Notes and the Class A-3 Notes.

            "Class A Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 32% minus (ii) the sum of the Class B Percentage and the Class C Percentage as of such date, and (b) 10.0%.

            "Class A-1 Carryover Controlled Amortization Amount" means, with respect to the Class A-1 Notes for any Related Month during the Class A-1 Controlled Amortization Period, (i) the excess, if any, of the Class A-1 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class A-1 Notes pursuant to Section 4.10(a) of this Supplement, plus (ii) the unpaid amount, if any, of the Class A-1 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-1 Controlled Amortization Period, the Class A-1 Carryover Controlled Amortization Amount shall be zero.

            "Class A-1 Controlled Amortization Amount" means an amount equal to $38,336,834.

            "Class A-1 Controlled Amortization Period" means the period commencing on July 31, 2000(or, if such day is not a Business Day, the Business Day last preceding such day), and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class A-1 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class A-1 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-1 Controlled Amortization Period, an amount equal to the sum of the Class A-1 Controlled Amortization Amount and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

            "Class A-1 Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(a)(i) of this Supplement.

            "Class A-1 Expected Final Payment Date" means the February 2001 Payment Date.

            "Class A-1 Initial Invested Amount" means the aggregate initial principal amount of Class A-1 Notes, which is $230,021,000.

            "Class A-1 Invested Amount" means, on any date of determination, an amount equal to (a) the Class A-1 Initial Invested Amount, minus (b) the amount of principal payments made to Class A-1 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class A-1 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class A-1 Noteholders on or prior to such date.

            "Class A-1 Noteholder" means the Person in whose name a Class A-1
Note is registered in the Note Register.

            "Class A-1 Notes" means any one of the [_____]% Rental Car Asset Backed Notes, Class A-1, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-4 or Exhibit A-7. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class A-1 Rate" means, for any Series 1997 1/N1 Interest Period, [__]% per annum; provided, however, that the Class A-1 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class A-2 Carryover Controlled Amortization Amount" means, with respect to the Class A-2 Notes for any Related Month during the Class A-2 Controlled Amortization Period, (i) the excess, if any, of the Class A-2 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class A-2 Notes pursuant to Section 4.10(a) of this Supplement, plus (ii) the unpaid amount, if any, of the Class A-2 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-2 Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount shall be zero.

            "Class A-2 Controlled Amortization Amount" means an amount equal to $34,077,222.

            "Class A-2 Controlled Amortization Period" means the period commencing on June 30, 2002, (or, if such day is not a Business Day, the Business Day last preceding such day), and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class A-2 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class A-2 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-2 Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

            "Class A-2 Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(a)(i) of this Supplement.

            "Class A-2 Expected Final Payment Date" means the April 2003 Payment Date.

            "Class A-2 Initial Invested Amount" means the aggregate initial principal amount of Class A-2 Notes, which is $306,695,000.

            "Class A-2 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the Class A-2 Initial Invested Amount, minus (b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class A-2 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class A-2 Noteholders on or prior to such date.

            "Class A-2 Noteholder" means the Person in whose name a Class A-2
Note is registered in the Note Register.

            "Class A-2 Notes" means any one of the [____]% Rental Car Asset Backed Notes, Class A-2, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-2, Exhibit A-5 or Exhibit A-8. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class A-2 Rate" means, for any Series 1997 1/N1 Interest Period, [____]% per annum; provided, however, that the Class A-2 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class A-3 Carryover Controlled Amortization Amount" means, with respect to the Class A-3 Notes for any Related Month during the Class A-3 Controlled Amortization Period, (i) the excess, if any, of the Class A-3 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class A-3 Notes pursuant to Section 4.10(a) of this Supplement, plus (ii) the unpaid amount, if any, of the Class A-3 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-3 Controlled Amortization Period, the Class A-3 Carryover Controlled Amortization Amount shall be zero.

            "Class A-3 Controlled Amortization Amount" means an amount equal to $12,778,917.

            "Class A-3 Controlled Amortization Period" means the period commencing on April 30, 2004, (or, if such day is not a Business Day, the Business Day last preceding such day), and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class A-3 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class A-3 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-3 Controlled Amortization Period, an amount equal to the sum of the Class A-3

Controlled Amortization Amount and any Class A-3 Carryover Controlled Amortization Amount for such Related Month.

            "Class A-3 Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(a)(i) of this Supplement.

            "Class A-3 Expected Final Payment Date" means the May, 2005 Payment Date.

            "Class A-3 Initial Invested Amount" means the aggregate initial principal amount of Class A-3 Notes, which is $153,347,000.

            "Class A-3 Invested Amount" means, on any date of determination, an amount equal to (a) the Class A-3 Initial Invested Amount, minus (b) the amount of principal payments made to Class A-3 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class A-3 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class A-3 Noteholders on or prior to such date.

            "Class A-3 Noteholder" means the Person in whose name a Class A-3
Note is registered in the Note Register.

            "Class A-3 Notes" means any one of the [____]% Rental Car Asset Backed Notes, Class A-3, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-3, Exhibit A-6 or Exhibit A-9. Definitive Class A-3 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class A-3 Rate" means, for any Series 1997 1/N1 Interest Period, [___]% per annum; provided, however, that the Class A-3 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class B Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(b)(i) of this Supplement.

            "Class B Deficiency Amount" has the meaning specified in Section 4.8 of this Supplement.

            "Class B Distribution Account" has the meaning specified in Section 4.13(a) of this Supplement.

            "Class B Distribution Account Collateral" has the meaning specified in Section 4.13(d) of this Supplement.

            "Class B Enhancement Amount" means the sum of (a) the Series 1997 1/N1 Available Subordinated Amount, plus (b) the Class C Invested Amount, plus
(c) Series 1997 1/N1 Letter of Credit Amount.

            "Class B Interest Amount" has the meaning specified in Section 4.8(b) of this Supplement.

            "Class B Invested Amount" means, on any date of determination, the sum of the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Class B-3 Invested Amount for such date of determination.

            "Class B Monthly Interest Shortfall" means as of any Payment Date and with respect to any or all of the classes of Class B Notes, as the context requires, the excess, if any, of the Class B Interest Amount for the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) and any unpaid Class B Deficiency Amounts for the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes (as applicable) (together with accrued interest on such unpaid Class B Deficiency Amounts) over the amount withdrawn from the Series 1997 1/N1 Accrued Interest Account and deposited in the Class B Distribution Account on such Payment Date pursuant to Section 4.7(b) of this Supplement.

            "Class B Non-Program Enhancement Percentage" means, with respect to any date of determination, the greatest of (a) an amount equal to (i) 21.5% minus (ii) the Class C Percentage as of such date, (b) an amount equal to (i) 100% minus (ii) an amount equal to (x) the Market Value Adjustment Percentage minus (y) 21.5%, minus (iii) the Class C Percentage as of such date, and (c) 15.25%.

            "Class B Note Rate" means, for any Series 1997 1/N1 Interest Period, the Class B-1 Rate, the Class B-2 Rate or the Class B-3 Rate, as applicable.

            "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

            "Class B Notes" means the Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes.

            "Class B Percentage" means, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is (1) the Class B Invested Amount on such date and the denominator of which is
(2) an amount equal to the sum of (x) the Invested Amount for the Series 1997 1/N1 Notes on such date (y) the Series 1997 1/N1 Available Subordinated Amount on such date.

            "Class B Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 14.5% minus (ii) the Class C Percentage as of such date, and (b) 10.0%.

            "Class B-1 Carryover Controlled Amortization Amount" means, with respect to the Class B-1 Notes for any Related Month during the Class B-1 Controlled Amortization Period, (i) the excess, if any, of the Class B-1 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class B-1 Notes pursuant to Section 4.10(b) of this Supplement plus (ii) the unpaid amount, if any, of the Class B-1 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class B-1 Controlled Amortization Period, the Class B-1 Carryover Controlled Amortization Amount shall be zero.

            "Class B-1 Controlled Amortization Amount" means an amount equal to $17,759,000.

            "Class B-1 Controlled Amortization Period" means the period commencing on January 31, 2001 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class B-1 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class B-1 Controlled Distribution Amount" means, with respect to any Related Month during the B-1 Controlled Amortization Period, an amount equal to the sum of the Class B-1 Controlled Amortization Amount and any Class B-1 Carryover Controlled Amortization Amount for such Related Month.

            "Class B-1 Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(b)(i) of this Supplement.

            "Class B-1 Expected Final Payment Date" means the May 2001 Payment Date.

            "Class B-1 Initial Invested Amount" means the aggregate initial principal amount of the Class B-1 Notes, which is $53,277,000.

            "Class B-1 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the Class B-1 Initial Invested Amount minus (b) the amount of principal payments made to Class B-1 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class B-1 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class B-1 Noteholders on or prior to such date.

            "Class B-1 Noteholder" means the Person in whose name a Class B-1
Note is registered in the Note Register.

            "Class B-1 Notes" means any one of the [_____]% Rental Car Asset Backed Notes, Class B-1, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-4 or Exhibit B-7. Definitive Class B-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class B-1 Rate" means, for any Series 1997 1/N1 Interest Period, ____% per annum; provided, however, that the Class B-1 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class B-2 Carryover Controlled Amortization Amount" means, with respect to the Class B-2 Notes for any Related Month during the Class B-2 Controlled Amortization Period, (i) the excess, if any, of the Class B-2 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class B-2 Notes pursuant to the Indenture plus (ii) the unpaid amount, if any, of the Class B-2 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class B-2 Controlled Amortization Period, the Class B-2 Carryover Controlled Amortization Amount shall be zero.

            "Class B-2 Controlled Amortization Amount" means an amount equal $23,678,667.

            "Class B-2 Controlled Amortization Period" means the period commencing on March 31, 2003 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class B-2 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class B-2 Controlled Distribution Amount" means, with respect to any Related Month during the B-2 Controlled Amortization Period, an amount equal to the sum of the Class B-2 Controlled Amortization Amount and any Class B-2 Carryover Controlled Amortization Amount for such Related Month.

            "Class B-2 Controlled Distribution Amount Deficiency" has the meaning specified on Section 4.10(b)(i) of this Supplement.

            "Class B-2 Expected Final Payment Date" means the July 2003 Payment Date.

            "Class B-2 Initial Invested Amount" means the aggregate initial principal amount of the Class B-2 Notes, which is $71,036,000.

            "Class B-2 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the Class B-2 Initial Invested Amount minus (b) the amount of principal payments made to Class B-2 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class B-2 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class B-2 Noteholders on or prior to such date.

            "Class B-2 Noteholder" means the Person on whose name a Class B-2
Note is registered in the Note Register.

            "Class B-2 Notes" means any one of the [___]% Rental Car Asset Backed Notes, Class B-2, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-2, Exhibit B-5 or Exhibit B-8. Definitive Class B-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class B-2 Rate" means, for any Series 1997 1/N1 Interest Period, ____% per annum; provided, however, that the Class B-2 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class B-3 Carryover Controlled Amortization Amount" means, with respect to the Class B-3 Notes for any Related Month during the Class B-3 Controlled Amortization Period, (i) the excess, if any, of the Class B-3 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class B-3 Notes pursuant to this Supplement plus (ii) the unpaid amount, if any, of the Class B-3 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class B-3 Controlled Amortization Period, the Class B-3 Carryover Controlled Amortization Amount shall be zero.

            "Class B-3 Controlled Amortization Amount" means an amount equal $11,839,333.

            "Class B-3 Controlled Amortization Period" means the period commencing on April 30, 2005 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class B-3 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class B-3 Controlled Distribution Amount" means, with respect to any Related Month during the B-3 Controlled Amortization Period, an amount equal to the sum of the Class B-3 Controlled Amortization Amount and any Class B-3 Carryover Controlled Amortization Amount for such Related Month.

            "Class B-3 Controlled Distribution Amount Deficiency" has the meaning specified on Section 4.10(b)(i) of this Supplement.

            "Class B-3 Expected Final Payment Date" means the August 2005 Payment Date.

            "Class B-3 Initial Invested Amount" means the aggregate initial principal amount of the Class B-3 Notes, which is $35,518,000.

            "Class B-3 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the Class B-3 Initial Invested Amount minus (b) the amount of principal payments made to Class B-3 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class B-3 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class B-3 Noteholders on or prior to such date.

            "Class B-3 Noteholder" means the Person in whose name a Class B-3 Note as registered on the Note Register.

            "Class B-3 Notes" means any one of the [_____]% Rental Car Asset Backed Notes, Class B-3, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-3, Exhibit B-6 or Exhibit B-9. Definitive Class B-3 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class B-3 Rate" means, for any Series 1997 1/N1 Interest Period, ____% per annum; provided, however, that the Class B-2 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class C Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(c)(i) of this Supplement.

            "Class C Deficiency Amount" has the meaning specified in Section 4.8 of this Supplement.

            "Class C Distribution Account" has the meaning specified in Section 4.15(a) of this Supplement.

            "Class C Distribution Account Collateral" has the meaning specified in Section 4.15(d) of this Supplement.

            "Class C Enhancement Amount" means the sum of (a) the Series 1997 1/N1 Available Subordinated Amount plus (b) Series 1997 1/N1 Letter of Credit Amount.

            "Class C Interest Amount" has the meaning specified in Section 4.8(c) of this Supplement.

            "Class C Invested Amount" means, on any date of determination, the sum of the Class C-1 Invested Amount, the Class C-2 Invested Amount and the Class C-3 Invested Amount for such date of determination.

            "Class C Monthly Interest Shortfall" means as of any Payment Date and with respect to any or all of the classes of Class C Notes, as the context requires, the excess, if any, of the Class C Interest Amount for the Class C-1 Notes, the Class C-2 Notes or the Class C-3 Notes (as applicable) and any unpaid Class C Deficiency Amounts for the Class C-1 Notes, the Class C-2 Notes or the Class C-3 Notes (as applicable) (together with accrued interest on such unpaid Class C Deficiency Amounts) over the amount withdrawn from the Series 1997 1/N1 Accrued Interest Account and deposited in the Class C Distribution Account on such Payment Date pursuant to Section 4.7(b) of this Supplement.

            "Class C Non-Program Enhancement Percentage" means, with respect to any date of determination, the greater of (a) 15.25% and (b) an amount equal to
(i) 100% minus (ii) the Market Value Adjustment Percentage as of such date of determination minus 15.25%.

            "Class C Note Rate" means, for any Series 1997 1/N1 Interest Period, the Class C-1 Rate, the Class C-2 Rate or the Class C-3 Rate, as applicable.

            "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

            "Class C Notes" means the Class C-1 Notes, the Class C-2 Notes and the Class C-3 Notes.

            "Class C Percentage" means, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is (1) the Class C Invested Amount on such date and the denominator of which is
(2) the Invested Amount for the Series 1997 1/N1 Notes on such date plus the Series 1997 1/N1 Available Subordinated Amount on such date.

            "Class C Program Enhancement Percentage" means 10.0%.

            "Class C-1 Carryover Controlled Amortization Amount" means, with respect to the Class C-1 Notes for any Related Month during the Class C-1 Controlled Amortization Period, (i) the excess, if any, of the Class C-1 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class C-1 Notes pursuant to
Section 4.10(c) of this Supplement plus (ii) the unpaid amount, if any, of the Class C-1 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class C-1 Controlled Amortization Period, the Class C-1 Carryover Controlled Amortization Amount shall be zero.

            "Class C-1 Controlled Amortization Amount" means an amount equal to $16,702,000.

            "Class C-1 Controlled Amortization Period" means the period commencing on April 30, 2001 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class C-1 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class C-1 Controlled Distribution Amount" means, with respect to any Related Month during the C-1 Controlled Amortization Period, an amount equal to the sum of the Class C-1 Controlled Amortization Amount and any Class C-1 Carryover Controlled Amortization Amount for such Related Month.

            "Class C-1 Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(c)(i) of this Supplement.

            "Class C-1 Expected Final Payment Date" means the June 2001 Payment Date.

            "Class C-1 Initial Invested Amount" means the aggregate initial principal amount of the Class C-1 Notes, which is $16,702,000.

            "Class C-1 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the Class C-1 Initial Invested Amount minus (b) the amount of principal payments made to Class C-1 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class C-1 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class C-1 Noteholders on or prior to such date.

            "Class C-1 Noteholder" means the Person in whose name a Class C-1
Note is registered in the Note Register.

            "Class C-1 Notes" means any one of the [_____]% Rental Car Asset Backed Notes, Class C-1, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit C-1, Exhibit C-4 or Exhibit C-7. Definitive Class C-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class C-1 Rate" means, for any Series 1997 1/N1 Interest Period, ____% per annum; provided, however, that the Class C-1 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class C-2 Carryover Controlled Amortization Amount" means, with respect to the Class C-2 Notes for any Related Month during the Class C-2 Controlled Amortization Period, (i) the excess, if any, of the Class C-2 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class C-2 Notes pursuant to the Indenture plus (ii) the unpaid amount, if any, of the Class C-2 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class C-2 Controlled Amortization Period, the Class C-2 Carryover Controlled Amortization Amount shall be zero.

            "Class C-2 Controlled Amortization Amount" means an amount equal $22,269,000.

            "Class C-2 Controlled Amortization Period" means the period commencing on June 30, 2003 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class C-2 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class C-2 Controlled Distribution Amount" means, with respect to any Related Month during the C-2 Controlled Amortization Period, an amount equal to the sum of the Class C-2 Controlled Amortization Amount and any Class C-2 Carryover Controlled Amortization Amount for such Related Month.

            "Class C-2 Controlled Distribution Amount Deficiency" has the meaning specified on Section 4.10(c)(i) of this Supplement.

            "Class C-2 Expected Final Payment Date" means the August 2003 Payment Date.

            "Class C-2 Initial Invested Amount" means the aggregate initial principal amount of the Class C-2 Notes, which is $22,269,000.

            "Class C-2 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the

Class C-2 Initial Invested Amount minus (b) the amount of principal payments made to Class C-2 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class C-2 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class C-2 Noteholders on or prior to such date.

            "Class C-2 Noteholder" means the Person in whose name a Class C-2
Note is registered in the Note Register.

            "Class C-2 Notes" means any one of the [___]% Rental Car Asset Backed Notes, Class C-2, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit C-2, Exhibit C-5 or Exhibit C-8. Definitive Class C-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class C-2 Rate" means, for any Series 1997 1/N1 Interest Period, ____% per annum; provided, however, that the Class B-2 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class C-3 Carryover Controlled Amortization Amount" means, with respect to the Class C-3 Notes for any Related Month during the Class C-3 Controlled Amortization Period, (i) the excess, if any, of the Class C-3 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class C-3 Notes pursuant to the Indenture plus (ii) the unpaid amount, if any, of the Class C-3 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class B-3 Controlled Amortization Period, the Class C-3 Carryover Controlled Amortization Amount shall be zero.

            "Class C-3 Controlled Amortization Amount" means an amount equal $11,135,000.

            "Class C-3 Controlled Amortization Period" means the period commencing on July 31, 2005 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997 1/N1 Rapid Amortization Period, (ii) the date on which the Class C-3 Notes are fully paid, (iii) the Series 1997 1/N1 Termination Date, and (iv) the termination of the Indenture.

            "Class C-3 Controlled Distribution Amount" means, with respect to any Related Month during the Series 1997 1/N1 Controlled Amortization Period, an amount equal to the sum of the Class C-3 Controlled Amortization Amount and any Class C-3 Carryover Controlled Amortization Amount for such Related Month.

            "Class C-3 Controlled Distribution Amount Deficiency" has the meaning specified on Section 4.10(c)(i) of this Supplement.

            "Class C-3 Expected Final Payment Date" means the September 2005 Payment Date.

            "Class C-3 Initial Invested Amount" means the aggregate initial principal amount of the Class C-3 Notes, which is $11,135,000.

            "Class C-3 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the Class C-3 Initial Invested Amount minus (b) the amount of principal payments made to Class C-3 Noteholders on or prior to such date, minus (c) all Losses and Lease Payment Losses allocated to the Class C-3 Noteholders on or prior to such date, plus (d) all Recoveries and Lease Payment Recoveries allocated to the Class C-3 Noteholders on or prior to such date.

            "Class C-3 Noteholder" means the Person in whose name a Class C-3
Note is registered in the Note Register.

            "Class C-3 Notes" means any one of the [_____]% Rental Car Asset Backed Notes, Class C-3, executed by RCFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit C-3, Exhibit C-6 or Exhibit C-9. Definitive Class C-3 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class C-3 Rate" means, for any Series 1997 1/N1 Interest Period, ____% per annum; provided, however, that the Class C-2 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Collections" means all payments including, without limitation, all Recoveries and Lease Payment Recoveries, by, or on behalf of (i) a Lessee under the Master Lease, (ii) any Manufacturer, under its Vehicle Disposition Program or any incentive program, with respect to any Group I Vehicles, (iii) any other Person as proceeds from the sale of Group I Vehicles, payment of insurance proceeds, whether such payments are in the form of cash, checks, wire transfers or other form of payment and whether in respect of principal, interest, repurchase price, fees, expenses or otherwise and (iv) all amounts earned on Permitted Investments arising out of funds in the Group I Collection Account and in the Master Collateral Account (to the extent allocable to the Trustee on behalf of the holders of the Group I Series of Notes as Beneficiary thereunder).

            "Condition Report" means a condition report with respect to a Group I Vehicle, signed and dated by a Lessee or a

Franchisee and any Manufacturer or its agent in accordance with the applicable Vehicle Disposition Program.

            "Controlled Distribution Amount" means the Class A-1 Controlled Distribution Amount, the Class A-2 Controlled Distribution Amount, the Class A-3 Controlled Distribution Amount, the Class B-1 Controlled Distribution Amount, the Class B-2 Controlled Distribution Amount, the Class B-3 Controlled Distribution Amount, the Class C-1 Controlled Distribution Amount, the Class C-2 Controlled Distribution Amount and the Class C-3 Controlled Distribution Amount, collectively.

            "Daily Report" is defined in Section 24.4(a) of the Master Lease.

            "DCR" means Duff & Phelps Credit Rating Co.

            "Defaulting Manufacturer" is defined in Section 18 of the Master Lease.

            "Demand Note" means that certain Demand Note, dated as of December __, 1997, made by DTAG to RCFC in substantially the attached as Exhibit E to this Supplement.

            "Depreciation Charge" means, for any date of determination, (a) with respect to any Program Vehicle leased under the Master Lease, the scheduled daily depreciation charge for such Vehicle set forth by the Manufacturer in its Vehicle Disposition Program for such Vehicle, and (b) with respect to any Non-Program Vehicle leased under the Master Lease, (i) the scheduled daily depreciation charge for such Vehicle set forth by the Servicer in the Depreciation Schedule for such Vehicle plus (ii) as of each Due Date, the Additional Depreciation Charge allocable to such Non-Program Vehicle on such Due Date (which Additional Depreciation Charge shall, for purposes of determining the Monthly Base Rent payable on such Due Date, be deemed to have accrued during the Related Month). If such charge is expressed as a percentage, the Depreciation Charge for such Vehicle for such day shall be such percentage multiplied by the Capitalized Cost for such Vehicle.

            "Depreciation Schedule" means a schedule of estimated daily depreciation prepared by the applicable Servicer [Master Servicer], and revised from time to time in the applicable Servicer's [Master Servicer's] sole discretion, with respect to each type of Non-Program Vehicle that is an Eligible Vehicle and that is purchased, financed or refinanced by RCFC.

            "Dollar" means Dollar Rent A Car Systems, Inc., successor by merger to Dollar Systems Inc., a Delaware corporation.

            "DTAG" means Dollar Thrifty Automotive Group, Inc., a Delaware corporation.

            "Eligible Franchisee" means, with respect to a Lessee, a Franchisee (all of whose rental offices are located in the United States) which meets the normal credit and other approval criteria of such Lessee, as applicable, and which may be an affiliate of such Lessee.

            "Eligible Manufacturer" means, with respect to Program Vehicles, Chrysler, General Motors, Ford, Honda and Toyota, and with respect to Non-Program Vehicles, Chrysler, General Motors, Ford, Honda, Mazda, Nissan and Toyota, and, in each case, any other Manufacturer that (a) has been approved by each of the Rating Agencies then rating the Group I Series of Notes or has an Eligible Vehicle Disposition Program that has been reviewed by the Rating Agencies and the Rating Agencies have indicated that the inclusion of such Manufacturer's Vehicles under the Master Lease will not adversely affect the then current rating of any Group I Series of Notes, and (b) has been approved by each Enhancement Provider, if any; provided, however, that upon the occurrence of a Manufacturer Event of Default with respect to such Manufacturer, such Manufacturer shall no longer qualify as an Eligible Manufacturer.

            "Eligible Vehicle" means, on any date of determination, a Group I Vehicle manufactured by an Eligible Manufacturer (determined at the time of the acquisition, financing or refinancing thereof) and satisfying any further eligibility requirements specified by the Rating Agencies or in any Group I Series Supplement (other than with respect to the Maximum Non-Program
Percentage and the Maximum Manufacturer Percentage), or with respect to which all such eligibility requirements not otherwise satisfied have been duly waived by the Required Noteholders in accordance with the terms of the applicable Series Supplement; provided, however, that in no event may a Group I Vehicle be an Eligible Vehicle after (x) in the case of a Program Vehicle, the expiration of the applicable Maximum Term (unless such Vehicle has been designated as a Non-Program Vehicle pursuant to Section 14 of the Master Lease), or (y) the date which is twenty four (24) months after the date of the original new vehicle dealer invoice for such Vehicle.

            "Excess Damage Charges" means, with respect to any Program Vehicle, the amount charged to RCFC (or the applicable Lessee), or deducted from the Repurchase Price or Guaranteed Payment, by the Manufacturer of such Vehicle due to damage over a prescribed limit to the Vehicle at the time that the Vehicle is disposed of at Auction or turned in to such Manufacturer or its agent for repurchase, in either case pursuant to the applicable Vehicle Disposition Program.

            "Excess Funding Accounts" means, collectively, as of any date, the Series 1997 1/N1 Excess Funding Account and the corresponding account or accounts designated as such with respect to each additional Group I Series of Notes as of such date.

            "Excess Mileage Charges" means, with respect to any Program Vehicle, the amount charged to RCFC (or the applicable Lessee), or deducted from the Repurchase Price, by the Manufacturer of such Vehicle due to the fact that such Vehicle has mileage over a prescribed limit at the time that such Vehicle is disposed of at Auction or turned in to such Manufacturer or its agent for repurchase, in either case pursuant to the applicable Vehicle Disposition Program.

            "Existing Fleet" means with respect to Vehicles leased under the Master Lease, the Eligible Vehicles owned by and titled in the name of Dollar on the Lease Commencement Date and refinanced by RCFC under the Master Lease pursuant to the initial Vehicle Order of Dollar.

            "Financed Vehicle" means an Eligible Vehicle that is (a) part of the Existing Fleet or (b) a Texas Vehicle.

            "Financing Lease" means the Master Lease supplemented by Annex B to the Master Lease.

            "Ford" means Ford Motor Company, a [                  ].

            "Franchisee" means a franchisee of a Lessee.

            "General Motors" means General Motors Corporation, a [           ]
corporation.

            "Group I Collateral" means the Master Lease and all payments made thereunder, the Group I Vehicles, the rights under Manufacturer Programs in respect of Group I Vehicles, any other Master Collateral related to Group I Vehicles, the Group I Collection Account and all proceeds of the foregoing.

            "Group I Collection Account" will have the meaning set forth therefore in Section 4.6(a) hereof.

            "Group I Monthly Servicing Fee" means, on any date of determination, 1/12 of 1% of the Aggregate Invested Amount as of the preceding Payment Date, after giving effect to any payments or allocations made on such date; provided, however, that if a Rapid Amortization Period shall occur and be continuing and if DTAG is no longer the Master Servicer, the Group I Monthly Servicing Fee
shall equal the greater of (x) the product of (i) $[    ] and (ii) the number of
Group I Vehicles as of the last day of the Related Month, and (y) the amount described in the first clause of this definition.

            "Group I Series of Notes" has the meaning specified in Section 1(d) hereof.

            "Group I Supplemental Servicing Fee" is defined in Section 26.1 of the Master Lease.

            "Group I Vehicle" means, as of any date, a passenger automobile or truck leased by RCFC to a Lessee under the Master Lease as of such date and pledged by RCFC under the Master Collateral Agency Agreement for the benefit of the Trustee (on behalf of the Noteholders), but solely during the Vehicle Term for such Vehicle.

            "Honda" means Honda Motor Company, a [               ] corporation.

            "Indemnified Persons" is defined in Section 15.1 of the Master
Lease.

            "Initial Acquisition Cost" is defined in Section 2.3 of the Master Lease.

            "Initial Purchaser" means Credit Suisse First Boston Corporation.

            "Interest Reset Date" means the first day of the applicable Series 1997 1/N1 Interest Period.

            "Invested Amount" means, on any date of determination, the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount for such date of determination.

            "Issuer" has the meaning specified in the preamble hereto.

            "Late Return Payments" is defined in Section 13 of the Master Lease.

            "Lease Annex" means Annex A or Annex B to the Master Lease, as applicable, as such annex may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of the Master Lease.

            "Lease Commencement Date" has the meaning specified in Section 3.2 of the Master Lease.

            "Lease Event of Default" is defined in Section 17.1 of the Master Lease.

            "Lease Expiration Date" is defined in Section 3.2 of the Master
Lease.

            "Lease Payment Losses" means as of any Payment Date, the amount of payments due under the Master Lease with respect to the Related Month which were not paid when due.

            "Lease Payment Recoveries" means, as of any Determination Date, an amount equal to all payments made under the Master Lease since the preceding Determination Date on account of past due payments under the Master Lease.

            "Lessee" means either Thrifty or Dollar, as applicable, in its capacity as a Lessee under the Master Lease, any Additional Lessee, or any successor by merger to Thrifty, Dollar or any Additional Lessee, as applicable, in accordance with Section 25.1 of the Master Lease, or any other permitted successor or assignee of Thrifty or Dollar, as applicable, in its capacity as Lessee, or any Additional Lessee, pursuant to Section 16 of the Master Lease.

            "Lessee Agreements" means any and all Subleases entered into by any of the Lessees the subject of which includes any Vehicle leased by the Lessor to such Lessee under the Master Lease, and any and all other contracts, agreements, guarantees, insurance, warranties, instruments or certificates entered into or delivered to such Lessee in connection therewith.

            "Lessor" means RCFC, its capacity as the lessor under the Master Lease, and its successors and assigns in such capacity.

            "Liquidation Event of Default" means, so long as such event or condition continues, any of the following: (a) any event or condition with respect to RCFC or a Lessee of the type described in Section 8.1(d) of the Base Indenture, (b) a payment default by RCFC under the Base Indenture as specified in Sections 8.1(a) and 8.1(b) thereof, or (c) a Lease Event of Default as specified in Section 8.1(e) thereof (with respect solely to the occurrence of the Lease Events of Default described in Sections 17.1.1(i), 17.1.2 and 17.1.5 under the Master Lease).

            "Losses" means, with respect to any Related Month, the sum (without duplication) of the following: with respect to Acquired Vehicles (i) all Manufacturer Late Payment Losses, Manufacturer Event of Default Losses and Purchaser Late Payment Losses for such Related Month, plus (ii) with respect to Disposition Proceeds received during the Related Month from the sale or other disposition of Acquired Vehicles (other than pursuant to a Vehicle Disposition Program), the excess, if any, of (x) the Net Book Values of such Acquired Vehicles calculated on the dates of the respective sales or final dispositions thereof, over (y) (1) the aggregate amount of such Disposition Proceeds received during the Related Month in respect of Acquired Vehicles by RCFC, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master

Collateral Account) plus (2) any Termination Payments that have accrued with respect to such Acquired Vehicles.

            "Manufacturer Event of Default" is defined in Section 18 of the Master Lease.

            "Manufacturer Event of Default Losses" means, with respect to any Related Month, in the event that a Manufacturer Event of Default occurs with respect to any Manufacturer, all payments that are required to be made (and not yet made) by such Manufacturer to RCFC with respect to Acquired Vehicles that are either (i) sold at Auction or returned to such Manufacturer under such Manufacturer's Vehicle Disposition Program, or (ii) subject to an incentive program of such Manufacturer; provided that the grace or other similar period for the determination of such Manufacturer Event of Default expires during such Related Month.

            "Manufacturer Late Payment Losses" with respect to any Related Month, means all payments required to be made by Manufacturers under such Manufacturers' Vehicle Disposition Programs and incentive programs with respect to Acquired Vehicles, which are not made within ninety (90) days after the related Disposition Dates of such Acquired Vehicles and remain unpaid at the end of such Related Month, but only to the extent that such 90 day periods expire during such Related Month; provided that any payments considered hereunder shall be net of amounts that are the subject of a good faith dispute as evidenced in writing by the Manufacturer questioning the accuracy of the amounts paid or payable in respect of any such Acquired Vehicles.

            "Market Value" means, with respect to any Non-Program Vehicle as of any date of determination, the market value of such Non-Program Vehicle's model class and model year as specified in the Related Month's published National Automobile Dealers Association, Official Used Car Guide, Central Edition (the "NADA Guide") for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year. If such Non-Program Vehicle's model class and model year are not listed in the NADA Guide published in the Related Month preceding such date of determination, then the Black Book Official Finance/Lease Guide (the "Lease Guide") shall be used to estimate the wholesale price of the Non-Program Vehicle, based on the Non-Program Vehicle's model class and model year or the closest model class and model year thereto, for purposes of such months for which the wholesale price for such Vehicle's model class and model year is not so published in the NADA Guide; provided, however, if the NADA Guide was not published in the Related Month, then the Lease Guide shall be relied upon in its place, and if the Lease Guide is unavailable, the Market Value of such Vehicle shall be based upon such other reasonable methodology as determined by the Issuer.

            "Market Value Adjustment Percentage" means, as of any date on or after the third Determination Date following the Series 1997 1/N1 Closing Date, the lower of (i) the lowest Measurement Month Average of any full Measurement Month within the preceding 12 calendar months and (ii) a fraction expressed as a percentage, the numerator of which equals the average of the aggregate Market Value of Non-Program Vehicles leased under the Master Lease as of the last day of the Related Month and as of the last day of the two Related Months precedent thereto and the denominator of which equals the aggregate Net Book Value of such Non-Program Vehicles as of the immediately preceding Determination Date (or, if the date of determination is a Determination Date, such date).

            "Master Collateral Agency Agreement" means the Amended and Restated Master Collateral Agency Agreement, dated as of December [__], 1997, among DTAG, as Master Servicer, RCFC, as grantor, Thrifty and Dollar, as grantors and servicers, such other grantors as may become parties thereto, various Financing Sources parties thereto, various Beneficiaries parties thereto and the Master Collateral Agent, as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

            "Master Collateral Agent" means Bankers Trust Company, a New York banking corporation, in its capacity as master collateral agent under the Master Collateral Agency Agreement, unless a successor Person shall have become the master collateral agent pursuant to the applicable provisions of the Master Collateral Agency Agreement, and thereafter "Master Collateral Agent" shall mean such successor Person.

            "Master Lease" means that certain Master Motor Vehicle Lease and Servicing Agreement, dated as of December __, 1997, among RCFC, as Lessor, Thrifty, as a Lessee and Servicer, Dollar, as a Lessee and Servicer, those additional Subsidiaries and Affiliates of DTAG from time to time becoming Lessees and Servicers thereunder and DTAG, as guarantor and Master Servicer, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

            "Master Servicer" means DTAG, in its capacity as the Master Servicer under the Master Lease, and its successors and assigns in such capacity in accordance with the terms of the Master Lease.

            "Material Adverse Effect" means, with respect to any occurrence, event or condition, and any Person, a material adverse effect with respect to:

            (a) the business, financial condition, operations or assets of such Person;

            (b) the ability of the such Person to perform its obligations under the Master Lease or any other Related Document;

            (c) the validity, enforceability or collectibility of amounts payable to the Master Collateral Agent, the Trustee or the Lessor under the Master Lease or the other Related Documents;

            (d) the status, existence, perfection or first priority of the interests of the Master Collateral Agent and the Trustee, as applicable, in a material portion of the Master Collateral or the Collateral, free of any Liens (other than Permitted Liens);

            (e) the ability of the Master Collateral Agent, the Trustee or the Lessor to liquidate or foreclose against the Collateral and the Master Collateral; or

            (f) the practical realization by the Master Collateral Agent, the Trustee or the Lessor of any of the material benefits or security afforded by the Master Lease or any other Related Document.

            "Maximum Lease Commitment" means, on any date of determination, the sum of (i) the Aggregate Principal Balances on such date for all Group I Series of Notes, plus (ii) with respect to all Group I Series of Notes that provide for Enhancement in the form of overcollateralization, the sum of the available subordinated amounts on such date for each such Group I Series of Notes, plus
(iii) the aggregate Net Book Values of all Group I Vehicles leased under the Master Lease on such date that were acquired, financed or refinanced with funds other than proceeds of Group I Series of Notes or related available subordinated amounts, plus (iv) any amounts held in the Retained Distribution Account that the Lessor commits on or prior such date to invest in new Group I Vehicles for Leasing under the Master Lease (as evidenced by a Company Order) in accordance with the terms of the Master Lease and the Indenture.

            "Maximum Manufacturer Percentage" means, with respect to any Eligible Manufacturer, the percentage amount set forth in Schedule 1 hereto (as such schedule, subject to Rating Agency confirmation, may be amended, supplemented, restated or otherwise modified from time to time) specified for each Eligible Manufacturer with respect to Non-Program Vehicles and Program Vehicles, as applicable, which percentage amount represents the maximum percentage of Eligible Vehicles which are permitted under the Master Lease to be Non-Program Vehicles or Program Vehicles, as the case may be, manufactured by such Manufacturer.

            "Maximum Non-Program Percentage" means, with respect to Non-Program Vehicles, (a) if the average of the Measured Month Averages for any three Measurement Months during the twelve month period preceding any date of determination shall be less than eighty five percent (85%), 0% or such other percentage amount agreed upon by the Lessor and each of the Lessees, subject to Rating Agency confirmation, which percentage amount represents the maximum percentage of the Aggregate Asset Amount which is permitted under the Master Lease to be invested in Non-Program Vehicles; and (b) at all other times, 100%.

            "Mazda" means Mazda Motor of America, Inc., a [       ] corporation.

            "Measurement Month" with respect to any date, means, each calendar month, or the smallest number of consecutive calendar months, preceding such date in which (a) at least [500] Non-Program Vehicles were sold at auction or otherwise and (b) at least one-twelfth of the aggregate Net Book Value of the Non-Program Vehicles as of the last day of such calendar month or consecutive calendar months were sold at auction or otherwise; provided that no calendar month included in a Measurement Month shall be included in any other Measurement Month.

            "Measurement Month Average" means, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds of all Non-Program Vehicles sold at auction or otherwise during such Measurement Month and the denominator of which is the aggregate Net Book Value of such Non-Program Vehicles on the dates of their respective sales.

            "Minimum Class A Enhancement Amount" means, with respect to any date of determination, the sum of (a) the product of (i) the Class A Program Enhancement Percentage, times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1997 1/N1 Notes minus the product of
(A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account and, to the extent cash and Permitted Investments in the Master Collateral Account are allocable to the Trustee on behalf of the holders of the Group I Series of Notes as Beneficiary pursuant to the Master
Collateral Agency Agreement and are not distributable to or at the direction of a Lessee pursuant thereto, such cash and Permitted Investments in the Master Collateral Account as of such date, in each case to the extent allocable to the Group I Series of Notes, times (B) a fraction, the numerator of which shall be the sum of the Invested Amounts for the Series 1997 1/N1 Notes as of such date and the Series 1997 1/N1 Available Subordinated Amount for such date and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of such date and (II) the sum of the Invested Amounts for all Group I Series of Notes as of such date, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (b) the product of (i) the Class A Non-Program Enhancement

Percentage times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1997 1/N1 Notes as of such date, minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account as of such date and, to the extent cash and Permitted Investments in the Master Collateral Account are allocable to the Trustee on behalf of holders of Group I Series of Notes as Beneficiary pursuant to the Master Collateral Agency Agreement and are not distributable to or at the direction of the Master Servicer pursuant thereto, cash and Permitted Investments in the Master Collateral Account in each case to the extent allocable to the Series 1997 1/N1 Notes, times (B) a fraction, the numerator of which shall be the sum of the Invested Amount for the Series 1997 1/N1 Notes as of such date and the Series 1997 1/N1 Available Subordinated Amount for such date and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of such date and (II) the sum of the Invested Amounts for all Group I Series of Notes as of such date, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Non-Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (c) the Additional Overcollateralization Amount as of such date.

            "Minimum Class B Enhancement Amount" means, with respect to any date of determination, the sum of (a) the product of (i) the Class B Program Enhancement Percentage, times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1997 1/N1 Notes minus the product of
(A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account and, to the extent cash and Permitted Investments in the Master Collateral Account are allocable to the Trustee on behalf of holders of the Group I Series of Notes as Beneficiary pursuant to the Master Collateral Agency Agreement and are not distributable to or at the direction of any Lessee pursuant thereto, cash and Permitted Investments in the Master Collateral Account as of such date, in each case to the extent allocable to any Group I Series of Notes, times (B) a fraction, the numerator of which shall be the sum of the Invested Amount for the Series 1997 1/N1 Notes as of such date and the Series 1997 1/N1 Available Subordinated Amount for such date and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of such date and (II) the sum of the Invested Amounts for all Group I Series of Notes as of such date, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (b) the product of (i) the Class B Non-Program Enhancement Percentage times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1997 1/N1 Notes as of such date, minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account as of such date and, to the extent cash and Permitted Investments in the Master Collateral Account are allocable to the Trustee on behalf of holders of the Group I Series of Notes as Beneficiary pursuant to the Master Collateral Agency Agreement and are not distributable to or at the direction of any Lessee pursuant thereto, such cash and Permitted Investments in the Master Collateral Account, in each case to the extent allocable to the Group I Series of Notes, times (B) a fraction, the numerator of which shall be the sum of the Invested Amounts for the Group I Series of Notes as of such date and the Series 1997 1/N1 Available Subordinated Amount for such date and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of such date and (II) the sum of the Invested Amounts for all Group I Series of Notes as of such date, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Non-Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (c) the Additional Overcollateralization Amount as of such date.

            "Minimum Class C Enhancement Amount" means, with respect to any date of determination, the sum of (a) the product of (i) the Class C Program Enhancement Percentage, times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1997 1/N1 Notes minus the product of
(A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account and, to the extent cash and Permitted Investments in the Master Collateral Account are allocable to the Trustee on behalf of the holders of the Group I Series of Notes as Beneficiary pursuant to the Master Collateral Agency Agreement and are not distributable to or at the direction of any Lessee pursuant thereto, cash and Permitted Investments in the Master Collateral Account as of such date, in each case to the extent allocable to any Group I Series of Notes, times (B) a fraction, the numerator of which shall be the sum of the Invested Amount for the Series 1997 1/N1 Notes as of such date and the Series 1997 1/N1 Available Subordinated Amount for such date and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of such date and (II) the sum of the Invested Amounts for all Group I Series of Notes as of such date, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (b) the product of (i) the Class C Non-Program Enhancement Percentage times (ii) an amount in U.S. Dollars equal to the aggregate Invested Amount for the Series 1997 1/N1 Notes as of such date, minus the product of (A) the aggregate amount of cash and Permitted Investments in the Group I Collection Account as of such date and, to the extent cash and Permitted Investments in the Master Collateral Account are allocable to the Trustee on behalf of the holders of the Group I Series of Notes as Beneficiary pursuant to the Master Collateral Agency Agreement and are not distributable to or at the direction of any Lessee pursuant thereto, such cash and Permitted Investments in the Master Collateral Account, in each case to the extent allocable to the Group I Series of Notes, times (B) a fraction, the numerator of which shall be the sum of the Invested Amounts for the Group I Series of Notes as of such date and the Series 1997 1/N1 Available Subordinated Amount for such date and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of such date and (II) the sum of the Invested Amounts for all Group I Series of Notes as of such date, times (iii) a fraction, the numerator of which shall be the aggregate Net Book Value of all Non-Program Vehicles as of such date and the denominator of which shall be the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (c) the Additional Overcollateralization Amount as of such date.

      "Minimum Series 1997 1/N1 Letter of Credit Amount" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 2.0% of the Invested Amount of the Series 1997 1/N1 Notes outstanding on such date, less (ii) any cash on deposit in the Series 1997 1/N1 Cash Collateral Account on such date and (b) an amount equal to (i) the greatest of (x) the Minimum Class A Enhancement Account, (y) the Minimum Class B Enhancement Amount, and
(z) the Minimum Class C Enhancement Amount, minus (ii) the Series 1997 1/N1 Available Subordinated Amount.

      "Minimum Subordinated Amount" means, with respect to any date of determination, the greater of (a) 0.5% of the Invested Amount of the Series
1997 1/N1 Notes outstanding on such date and (b) an amount equal to (i) the greatest of (x) the Minimum Class A Enhancement Account, (y) the Minimum Class B Enhancement Amount, and (z) the Minimum Class C Enhancement Amount, minus (ii) the Series 1997 1/N1 Letter of Credit Amount.

            "Monthly Base Rent is defined in paragraph 9 of Annex A and paragraph 6 of Annex B to the Master Lease.

            "Monthly Certificate" is defined in Section 24.4(b) of the Master Lease.

            "Monthly Finance Rent" is defined in paragraph 6 of Annex B to the Master Lease.

            "Monthly Supplemental Payment" is defined in paragraph 6 of Annex B to the Master Lease.

            "Monthly Variable Rent" is defined in paragraph 9 of Annex A to the Master Lease.

            "Monthly Vehicle Statement" is defined in Section 24.4(f) of the Master Lease.

            "Nissan" means Nissan Motor Corporation U.S.A., a [      ]
corporation.

            "Non-Program Vehicle" means a Group I Vehicle that, when acquired by RCFC, Thrifty or Dollar, as the case may be, from an Eligible Manufacturer, or when so designated by the Master Servicer, in each case subject to the limitations described herein, is not eligible for inclusion in any Eligible Vehicle Disposition Program.

            "Note Purchase Agreement" means the Note Purchase Agreement, dated as of December [__], 1997 among RCFC, DTAG and the Initial Purchaser, pursuant to which the Initial Purchaser agrees to purchase the Notes from RCFC, subject to the terms and conditions set forth therein.

            "Officers' Certificate" means a certificate signed by an Authorized Officer of DTAG, RCFC or a Lessee, as applicable.

            "Operating Lease" means the Master Lease as supplemented by Annex A to the Master Lease.

            "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to DTAG, RCFC or a Lessee, as the case may be, unless the Required Beneficiaries shall notify the Trustee of objection thereto.

            "Overcollateralization Portion" means, as of any date of determination, (i) the sum of the amounts determined pursuant to clauses(a) and
(b) of the definition of Minimum Class A Enhancement Amount as of such date minus (ii) the Series 1997 1/N1 Letter of Credit Amount as of such date.

            "Payment Date" means the 25th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day, commencing February 25, 1998.

            "Payoff Letter" means a letter addressed to the Lessor and the Trustee from each lender holding a security interest in any Vehicles in the Existing Fleet stating the amount required to be paid to such lender to release such lender's lien or security interest in such Vehicles and agreeing that such lien or security interest shall be released upon payment of such amount to the account specified in such letter.

            "Permanent Global Class A Notes" has the meaning specified in
Section 7.1(b) of this Supplement.

            "Permanent Global Class A-1 Note" has the meaning specified in
Section 7.1(b) of this Supplement.

            "Permanent Global Class A-2 Note" has the meaning specified in
Section 7.1(b) of this Supplement.

            "Permanent Global Class A-3 Note" has the meaning specified in
Section 7.1(b) of this Supplement.

            "Permanent Global Class B Notes" has the meaning specified in
Section 7.2(b) of this Supplement.

            "Permanent Global Class B-1 Note" has the meaning specified in
Section 7.2(b) of this Supplement.

            "Permanent Global Class B-2 Note" has the meaning specified in
Section 7.2(b) of this Supplement.

            "Permanent Global Class B-3 Note" has the meaning specified in
Section 7.2(b) of this Supplement.

            "Permanent Global Class C Note" has the meaning specified on Section 7.3(b) of this Supplement.

            "Permanent Global Class C-1 Note" has the meaning specified in
Section 7.3(b) of this Supplement.

            "Permanent Global Class C-2 Note" has the meaning specified in
Section 7.3(b) of this Supplement.

            "Permanent Global Class C-3 Note" has the meaning specified in
Section 7.3(b) of this Supplement.

            "Permitted Investments" means negotiable instruments or securities maturing on or before the Payment Date next occurring after the investment therein, represented by instruments in bearer, registered or book-entry form which evidence (i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America; (ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") of "A-1+" and from DCR of at least "D-1+" (if rated by DCR), in the case of certificates of deposit or short-term deposits, or a rating from Standard & Poor's of at least "AA" and from DCR of at least "AA" (if rated by DCR), in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of contractual commitment to invest therein, a rating from Standard & Poor's of "A-1+" and from DCR of at least "D-1+" (if rated by DCR); (iv) demand deposits or time deposits which are fully insured by the Federal Deposit Insurance Company; (v) bankers' acceptances issued by any depositary institution or trust company described in clause (ii) above; (vi) investments in money market funds rated at least "AAm" by Standard & Poor's or otherwise approved in writing by Standard & Poor's and rated at least "AA" by DCR (if rated by DCR); (vii) Eurodollar time deposits having a credit rating from Standard & Poor's of "A-1+" and from DCR of at least "D-1+" (if rated by DCR); (viii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vii) and the certificates of deposit described in clause (ii) which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of "A-1+" by Standard & Poor's and of at least "D-1+" from DCR (if rated by DCR) or otherwise is approved as to collateralization by the Rating Agencies; and (ix) any other instruments or securities, if the Rating Agencies confirm in writing that such investment will not adversely affect any ratings with respect to any series.

            "Permitted Liens" is defined in Section 25.3 of the Master Lease.

            "Pool Factor" means, on any Determination Date, (a) with respect to the Class A-1 Notes, a number carried out to eight decimals representing the ratio of the Class A-1 Invested Amount as of such date (determined after taking into account any decreases in the Class A-1 Invested Amount which will occur on the following Payment Date) to the Class A-1 Initial Invested Amount,(b) with respect to the Class A-2 Notes, a number carried out to eight decimals representing the ratio of the Class A-2 Invested Amount as of such date (determined after taking into account any decreases in the Class A-2 Invested Amount which will occur on the following Payment Date) to the Class A-2 Initial Invested Amount, (c) with respect to the Class A-3 Notes, a number carried out to eight decimals representing the ratio of the Class A-3 Invested Amount as of such date (determined after taking into account any decreases in the Class A-3 Invested Amount which will occur on the following Payment Date) to the Class A-3 Initial Invested Amount,(d) with respect to the Class B-1 Notes, a number carried out to eight decimals representing the ratio of the Class B-1 Invested Amount as of such date (determined after taking into account any decreases in the Class B-1 Invested Amount which will occur on the following Payment Date) to the Class B-1 Initial Invested Amount, (e) with respect to the Class B-2 Notes, a number carried out to eight decimals representing the ratio of the Class B-2 Invested Amount as of such date (determined after taking into account any decreases in the Class B-2 Invested Amount which will occur on the following Payment Date) to the Class B-2 Initial Invested Amount, (f) with respect to the Class B-3 Notes, a number carried out to eight decimals representing the ratio of the Class B-3 Invested Amount as of such date (determined after taking into account any decreases in the Class B-3 Invested Amount which will occur on the following Payment Date) to the Class B-3 Initial Invested Amount, (g) with respect to the Class C-1 Notes, a number carried out to eight decimals representing the ratio of the Class C-1 Invested Amount as of such date (determined after taking into account any decreases in the Class C-1 Invested Amount which will occur on the following Payment Date) to the Class C-1 Initial Invested Amount, (h) with respect to the Class C-2 Notes, a number carried out to eight decimals representing the ratio of the Class C-2 Invested Amount as of such date (determined after taking into account any decreases in the Class C-2 Invested Amount which will occur on the following Payment Date) to the Class C-2 Initial Invested Amount, and (i) with respect to the Class C-3 Notes, a number carried out to eight decimals representing the ratio of the Class C-3 Invested Amount as of such date (determined after taking into account any decreases in the Class C-3 Invested Amount which will occur on the following Payment Date) to the Class C-3 Initial Invested Amount.

            "Power of Attorney" is defined in Section 9 of the Master Lease.

            "Principal Collections" means Collections other than Series 1997 1/N1 Interest Collections Recoveries and Lease Payment Recoveries.

            "Private Placement Memorandum" means the Private Placement Memorandum dated December __, 1997, relating to the Series 1997 1/N1 Notes, including the Supplement to Private Placement Memorandum dated December __, 1997, as such Private Placement Memorandum and such Supplement to Private Placement Memorandum may be amended, supplemented, restated or otherwise modified from time to time.

            "Program Vehicle" means any Group I Vehicle which at the time of purchase or financing by RCFC or a Lessee, as the case may be, is eligible under a Eligible Vehicle Disposition Program.

            "Qualified Institution" means a depositary institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times such depositary institution or trust company is a member of the FDIC and has (i) has a long-term indebtedness rating from Standard & Poor's of not lower than "AA" and from DCR of not lower than
"[            ]" and a short-term indebtedness of rating
from Standard & Poor's not lower than "A-1+" and from DCR of not lower than
"[       ]", or (ii) has such other rating which has been approved by the Rating
Agencies.

            "Rating Agencies" means, with respect to the Series 1997 1/N1 Notes, Standard & Poor's and DCR.

            "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have notified RCFC, DTAG, the Series 1997 1/N1 Letter of Credit Provider and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating (in effect immediately before the taking of such action) of any outstanding Group I Series of Notes with respect to which it is a Rating Agency and, with respect to the issuance of a new Group I Series of Notes, the "Rating Agency Condition" also means that each rating agency that is referred to in the related Placement Memorandum Supplement as being required to deliver its rating with respect to such Series of Notes shall have notified RCFC, DTAG, the Series 1997 1/N1 Letter of Credit Provider and the Trustee in writing that such rating has been issued by such rating agency.

            "RCFC" has the meaning set forth in the preamble.

            "RCFC Obligations" means all principal and interest, at any time and from time to time, owing by RCFC on the Notes and all costs, fees and expenses payable by, or obligations of, RCFC under the Indenture and the Related Documents.

            "Recoveries" means, with respect to any Related Month, the sum (without duplication) of (i) all amounts received by RCFC, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) from any Person during such Related Month in respect of Losses, plus (ii) the excess, if any, of (x) the aggregate amount of Disposition Proceeds received during such Related Month by RCFC, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) and resulting from the sale or other final disposition of Acquired Vehicles (other than pursuant to Vehicle Disposition Programs) plus any Termination Payments that have accrued with respect to such Acquired Vehicles, over (y) the Net Book Values of such Acquired Vehicles, calculated on the dates of the respective sales or dispositions thereof.

            "Related Documents" means, collectively, the Indenture, the Notes, any Enhancement Agreement, the Master Lease, the Master Collateral Agency Agreement and any grantor supplements and financing source and beneficiary supplements thereto involving the Trustee as Beneficiary, the Chrysler Vehicle Lien Nominee Agreement, the Assignment Agreements and the Note Purchase Agreement.

            "Rent", with respect to each Acquired Vehicle and each Financed Vehicle, is defined in paragraph 9 of Annex A to the Master Lease and in paragraph 6 of Annex B to the Master Lease.

            "Repurchase Amount" means, with respect to any Series of Notes, the amount specified in the applicable Supplement.

            "Repurchase Date" has the meaning specified in Section 8.1(a) of this Supplement.

            "Repurchase Price" has the meaning specified in Section 8.1(b) of this Supplement.

            "Required Asset Amount" means with respect to the Series 1997 1/N1 Notes, at any date of determination, the sum of (i) the Invested Amounts for all Group I Series of Notes that do not provide for Enhancement in the form of overcollateralization plus (ii) with respect to all Group I Series of Notes that provide for Enhancement in the form of overcollateralization, the sum of (a) the Invested Amounts for all such Series of Notes, plus (b) the available subordinated amounts required to be maintained as part of the minimum enhancement amount for all such Series of Notes.

            "Required Beneficiaries" means Noteholders holding in excess of 50% of the aggregate Invested Amount of all outstanding Group I Series of Notes (excluding, for the purposes of making the foregoing calculation, any notes held by DTAG or any Affiliate of DTAG).

            "Required Noteholders" means Noteholders holding in excess of 50% of the aggregate Invested Amount of the applicable Group I Series of Notes (excluding, for the purposes of making the foregoing calculation, any Notes held by DTAG or any Affiliate of DTAG).

            "Responsible Officer" means, with respect to DTAG, RCFC, Thrifty, Dollar or any Additional Lessee, any President, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer, or any officer performing functions similar to those customarily performed by the person who at the time shall be such officer.

            "Restricted Global Class A Notes" has the meaning specified in
Section 7.1(a) of this Supplement.

            "Restricted Global Class A-1 Note" has the meaning specified in
Section 7.1(a) of this Supplement.

            "Restricted Global Class A-2 Note" has the meaning specified in
Section 7.1(a) of this Supplement.

            "Restricted Global Class A-3 Note" has the meaning specified in
Section 7.1(a) of this Supplement.

            "Restricted Global Class B Notes" has the meaning specified in
Section 7.2(a) of this Supplement.

            "Restricted Global Class B-1 Note" has the meaning specified in
Section 7.2(a) of this Supplement.

            "Restricted Global Class B-2 Note" has the meaning specified in
Section 7.2(a) of this Supplement.

            "Restricted Global Class B-3 Note" has the meaning specified on
Section 7.2(a) of this Supplement.

            "Restricted Global Class C Notes" has the meaning specified in
Section 7.3(a) of this Supplement.

            "Restricted Global Class C-1 Note" has the meaning specified in
Section 7.3(a) of this Supplement.

            "Restricted Global Class C-2 Note" has the meaning specified in
Section 7.3(a) of this Supplement.

            "Restricted Global Class C-3 Note" has the meaning specified in
Section 7.3(a) of this Supplement.

            "Retained Amount" means, on any date of determination, the amount, if any, by which the Aggregate Asset Amount at the end of the day immediately prior to such date of determination, exceeds the Required Asset Amount at the end of such day.

            "Retained Interest" means the transferable indirect interest in RCFC's assets held by the Retained Interestholder to the extent relating to the Group I Collateral, including the right to receive payments with respect to such collateral in respect of the Retained Amount.

            "Retained Interest Percentage" means, on any date of determination, when used with respect to Collections that are Principal Collections, Recoveries, Lease Payment Recoveries, Losses, Lease Payment Losses and other amounts, an amount equal to one hundred percent (100%) minus the sum of (i) the invested percentages for all outstanding Group I Series of Notes including all classes of such Series of Notes and (ii) the available subordinated amount percentages for all Group I Series of Notes that provide for credit enhancement in the form of overcollateralization, in each case as such percentages are calculated on such date with respect to Collections that are Principal Collections, Recoveries, Lease Payment Recoveries, Losses, Lease Payment Losses and other amounts, as applicable.

            "Retained Interestholder" means DTAG or any permitted successor or assign.

        "Series 1997 1/N1 Accrued Interest Account" has the meaning specified in Section 4.6(b) of this Supplement.

        "Series 1997 1/N1 Available Subordinated Amount" means, for any date of determination, an amount equal to (a) the Series 1997 1/N1 Available Subordinated Amount for the preceding Determination Date, minus (b) the Series 1997 1/N1 Available Subordinated Amount Incremental Losses for the Related Month, plus (c) the Series 1997 1/N1 Available Subordinated Amount Incremental Recoveries for the Related Month, minus (d) the Series 1997 1/N1 Lease Payment Losses allocable to the Series 1997 1/N1 Available Subordinated Amount pursuant to Section ___________________ of this Supplement since the preceding Determination Date, plus (e) the Series 1997 1/N1 Lease Payment Recoveries allocable to the Series 1997 1/N1 Available Subordinated Amount pursuant to Section ______________ of this Supplement since the preceding Determination Date, plus (f) additional amounts, if any, contributed by RCFC since the preceding Determination Date (or in the case of the first Determination Date, since the Series 1997 1/N1 Closing Date) to the Series 1997 1/N1 Excess Funding Account for allocation to the Series 1997 1/N1 Available Subordinated Amount, plus (g) the aggregate Net Book Value of additional Eligible Vehicles contributed by DTAG since the preceding Determination Date (or in the case of the first Determination Date, since the Closing Date) as Master Collateral for allocation to the Series 1997 1/N1 Available Subordinated Amount pursuant to the Indenture, minus (h) any amounts withdrawn from the Series 1997 1/N1 Excess Funding Account since the preceding Determination Date (or in the case of the first Determination Date, since the Series 1997 1/N1 Closing Date) for allocation to the Retained Distribution Account. The "Series 1997 1/N1 Available Subordinated Amount" for the Series 1997 1/N1 Closing Date through the first Determination Date shall mean $___________.

        "Series 1997 1/N1 Available Subordinated Amount Incremental Losses" means, for any Related Month, the sum of all Losses that became Losses during such Related Month and which were allocated to the Series 1997 1/N1 Available Subordinated Amount pursuant to Section ________________ of this Supplement.

        "Series 1997 1/N1 Available Subordinated Amount Incremental Recoveries" means, for any Related Month, the sum of all Recoveries that became Recoveries during such Related Month and which were allocated to the Series 1997 1/N1 Available Subordinated Amount pursuant to Section _______________ of this Supplement.

        "Series 1997 1/N1 Available Subordinated Amount Maximum Increase" means 1.1% of the sum of the Series 1997 1/N1 Initial Invested Amount and the Series 1997 1/N1 Available Subordinated Amount provided, however, that if (i) a Series 1997 1/N1 Enhancement Deficiency arises out of any Losses or Lease Payment Losses and (ii) the Rating Agencies shall have notified RCFC and the Trustee in writing that, after cure of such Series 1997 1/N1 Enhancement

Deficiency is provided for, the Class A Notes, the Class B Notes and the Class C Notes will each receive the same rating from the Rating Agencies as they received prior to the occurrence of such Series 1997 1/N1 Enhancement Deficiency, then the Series 1997 1/N1 Available Subordinated Amount Maximum Increase applicable to the cure of such Series 1997 1/N1 Enhancement
Deficiency shall not be limited in amount.

            "Series 1997 1/N1 Cash Collateral Account" has the meaning specified in Sections 4.20 and 4.21 of this Supplement.

            "Series 1997 1/N1 Cash Collateral Account Surplus" means, as of any date of determination subsequent to the establishment and funding of the Series 1997 1/N1 Cash Collateral Account pursuant to Section 4.21(a) of this Supplement, the amount, if any, by which (a) the Series 1997 1/N1 Letter of Credit Amount exceeds (b) the Minimum Series 1997 1/N1 Letter of Credit Amount.

            "Series 1997 1/N1 Closing Date" means December __, 1997.

            "Series 1997 1/N1 Collection Account" has the meaning specified in
Section 4.6(a) of this Supplement.

            "Series 1997 1/N1 Controlled Amortization Period" means any or all of the Class A-1 Controlled Amortization Period, the Class A-2 Controlled Amortization Period, the Class A-3 Controlled Amortization Period, the Class B-1 Controlled Amortization Period, the Class B-2 Controlled Amortization Period the Class B-3 Controlled Amortization Period, the Class C-1 Controlled Amortization Period, the Class C-2 Controlled Amortization Period and the Class C-3 Controlled Amortization Period, as the context requires.

            "Series 1997 1/N1 Deposit Date" has the meaning specified in Section
4.7 of this Supplement.

            "Series 1997 1/N1 Enhancement Deficiency" means, with respect to any date of determination, the amount, if any, by which (a) the Class A Enhancement Amount is less than the Minimum Class A Enhancement Amount for such day, (b) the Class B Enhancement Amount is less than the Minimum Class B Enhancement Amount for such day, or (c) the Class C Enhancement Amount is less than the Minimum Class C Enhancement Amount for such day, as the context requires.

            "Series 1997 1/N1 Enhancement Factor" means, as of any date of determination, an amount equal to (i) 100% minus (ii) the percentage equivalent of a fraction, the numerator of which is the sum of the amounts determined pursuant to clauses (a) and (b) of the definition of Minimum Class C Enhancement Amount as of such date and the denominator of which is the Invested Amount for the Series 1997 1/N1 Notes as of such date.

            "Series 1997 1/N1 Excess Funding Account" has the meaning specified in "Section 4.6(a) of this Supplement.

            "Series 1997 1/N1 Initial Invested Amount" means $900,000,000.

            "Series 1997 1/N1 Interest Collections" means on any date of determination, all Collections which represent Monthly Variable Rent, Monthly Finance Rent or the Availability Payment accrued with respect to the Series 1997 1/N1 Notes, plus the Series 1997 1/N1 Invested Percentage of any amounts earned on Permitted Investments in the Collection Account which constitute Group I Collateral and which are available for distribution on such date.

            "Series 1997 1/N1 Interest Period" means a period from and including a Payment Date to but excluding the next succeeding Payment Date; provided, however, that the initial Series 1997 1/N1 Interest Period shall be from the Series 1997 1/N1 Closing Date to the initial Payment Date.

            "Series 1997 1/N1 Invested Percentage" means, on any date of determination:

            (i) when used with respect to Principal Collections, Losses, Lease Payment Losses, Recoveries, Lease Payment Recoveries and other amounts during the Series 1997 1/N1 Revolving Period, the percentage equivalent of a fraction, the numerator of which shall be an amount equal to the sum of (x) the Invested Amount and (y) the Series 1997 1/N1 Available Subordinated Amount, in each case as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1997 1/N1 Closing Date, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1997 1/N1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Group I Series of Notes including all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Group I Series of Notes that provide for credit enhancement in the form of overcollateralization); and

            (ii) when used with respect to Principal Collections, Losses, Lease Payment Losses, Recoveries, Lease Payment Recoveries and other amounts during the Series 1997 1/N1 Controlled Amortization Period and the Series 1997 1/N1 Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be an amount equal to the sum of
      (x) the Invested Amount and (y) the Series 1997 1/N1 Available Subordinated Amount, in each case as of the end of the related Series 1997 1/N1 Revolving Period, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Group I Series of Notes including all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Group I Series of Notes that provide for credit enhancement in the form of overcollateralization).

            "Series 1997 1/N1 Investor Monthly Servicing Fee" means the Series 1997 1/N1 Invested Percentage of the Group I Monthly Servicing Fee.

            "Series 1997 1/N1 Lease Payment Losses" means, as of any Determination Date and the Related Payment Date, an amount equal to the Series 1997 1/N1 Invested Percentage of Lease Payment Losses as of such date.

            "Series 1997 1/N1 Lease Payment Recoveries" means, for any Determination Date and the Related Payment Date, the Series
1997 1/N1 Invested Percentage of all Lease Payment Recoveries received during the Related Month.

            "Series 1997 1/N1 Letter of Credit" means the irrevocable letter of credit issued by the Series 1997 1/N1 Letter of Credit Provider in favor of the Trustee for the benefit of the Series 1997 1/N1 Noteholders pursuant to the Series 1997 1/N1 Letter of Credit Reimbursement Agreement.

            "Series 1997 1/N1 Letter of Credit Amount" means, as of any date of determination, the amount (a) available to be drawn on such date under the Series 1997 1/N1 Letter of Credit, as specified therein or (b) if the Series 1997 1/N1 Cash Collateral Account has been established and funded pursuant to
Section 4.21, the amount on deposit in the Series 1997 1/N1 Cash Collateral Account on such date.

            "Series 1997 1/N1 Letter of Credit Expiration Date" means the date the Series 1997 1/N1 Letter of Credit expires as specified in the Series 1997 1/N1 Letter of Credit.

            "Series 1997 1/N1 Letter of Credit Provider" means Credit Suisse First Boston, a Swiss banking corporation, or such other Person in accordance with the terms of the Series 1997 1/N1 Letter of Credit Reimbursement Agreement.

            "Series 1997 1/N1 Letter of Credit Reimbursement Agreement" means the Series 1997 1/N1 Letter of Credit Reimbursement Agreement, dated as of 1997, between RCFC and the Series 1997 1/N1

Letter of Credit Provider as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

            "Series 1997 1/N1 Limited Liquidation Event of Default" means, so long as such event or condition continues, any event or condition of the type specified in Section 5.1 of this Supplement that continues for thirty (30) days (without double counting the five (5) Business Day cure period provided for in said Section 5.1); provided, however, that such event or condition shall not constitute a Series 1997 1/N1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, DTAG shall have contributed a portion of the Retained Interest or reallocated Eligible Vehicles from the Retained Interest to the Series 1997 1/N1 Available Subordinated Amount in accordance with Section 4.7(d)(E) sufficient to cure the Series 1997 1/N1 Enhancement Deficiency and
(ii) the Rating Agencies shall have notified RCFC, DTAG and the Trustee in writing that after such cure of such Series 1997 1/N1 Enhancement Deficiency is provided for, the Class A Notes, the Class B Notes and the Class C Notes will each receive the same rating from the Rating Agencies as they received prior to the occurrence of such Series 1997 1/N1 Enhancement Deficiency.

            "Series 1997 1/N1 Monthly Servicing Fee" means the Series 1997 1/N1 Invested Percentage of the sum of (a) the Group I Monthly Servicing Fee and (b) the Group I Supplemental Servicing Fee.

            "Series 1997 1/N1 Monthly Supplemental Servicing Fee" means the Series 1997 1/N1 Invested Percentage of the Group I Supplemental Servicing Fee.

            "Series 1997 1/N1 Note Prepayment Premium" has the meaning specified in Section 8.1(c) of this Supplement.

            "Series 1997 1/N1 Noteholders" means, collectively, the Class A Noteholders, the Class B Noteholders and the Class C Noteholders.

            "Series 1997 1/N1 Notes" has the meaning specified in the first paragraph of Article 1 of this Supplement.

            "Series 1997 1/N1 Principal Allocation" has the meaning specified in
Section 4.7(a)(x)(ii) of this Supplement.

            "Series 1997 1/N1 Rapid Amortization Period" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1997 1/N1 Notes and ending upon the earliest to occur of (i) the date on which the Series 1997 1/N1 Notes are paid in full,
(ii) the Series 1997 1/N1 Termination Date and (iii) the termination of the Indenture in accordance with its terms.

            "Series 1997 1/N1 Revolving Period" means, with respect to any class of the Series 1997 1/N1 Notes, the period from and including the Series 1997 1/N1 Closing Date to the earlier of (i) the commencement of the Series 1997 1/N1 Controlled Amortization Period related to such class of Notes and
(ii) the commencement (if any) of the Series 1997 1/N1 Rapid Amortization
Period.

            "Series 1997 1/N1 Termination Date" means, (a) with respect to the Class A-1 Notes, Class B-1 Notes and Class C-1 Notes, the September 2002 Payment Date, (b) with respect to the Class A-2 Notes, the Class B-2 Notes and the Class C-2 Notes, the August 2004 Payment Date and (c) with respect to the Class A-3 Notes, the Class B-3 Notes and the Class C-3 Notes, the June 2006 Payment Date.

            "Servicer" means Thrifty, Dollar or any Additional Lessee, as applicable, in its capacity as a servicer under the Master Lease and any successor servicer thereunder.

            "Shared Principal Collections" means, as of any Payment Date, Principal Collections allocable to a Group I Series of Notes as of such Payment Date that are not required to make principal payments with respect to such Group I Series of Notes as of such Payment Date under the related Series Supplement and are allocable in accordance with the terms of such Series Supplement to make payments on other Group I Series of Notes.

            "Sublease" means a standardized lease agreement, for the leasing of Vehicles, between a Lessee, as lessor, and an Eligible Franchisee, as lessee.

            "Supplemental Documents" is defined in Section 2.1 of the Master Lease.

            "Temporary Global Class A Notes" has the meaning specified in
Section 7.1(b) of this Supplement.

            "Temporary Global Class A-1 Note" has the meaning specified in
Section 7.1(b) of this Supplement.

            "Temporary Global Class A-2 Note" has the meaning specified in
Section 7.1(b) of this Supplement.

            "Temporary Global Class A-3 Note" has the meaning specified in
Section 7.1(b) of this Supplement.

            "Temporary Global Class B Notes" has the meaning specified in
Section 7.2(b) of this Supplement.

            "Temporary Global Class B-1 Note" has the meaning specified in
Section 7.2(b) of this Supplement.

            "Temporary Global Class B-2 Note" has the meaning specified in
Section 7.2(b) of this Supplement.

            "Temporary Global Class B-3 Note" has the meaning specified in
Section 7.2(b) of this Supplement.

            "Temporary Global Class C Note" has the meaning specified in Section 7.3(b) of this Supplement.

            "Temporary Global Class C-1 Note" has the meaning specified in
Section 7.3(b) of this Supplement.

            "Temporary Global Class C-2 Note" has the meaning specified in
Section 7.3(b) of this Supplement.

            "Temporary Global Class C-3 Note" has the meaning specified in
Section 7.3(b) of this Supplement.

            "Term" is defined in Section 3.2 of the Master Lease.

            "Termination Payment" is defined in Section 12.3 of the Master
Lease.

            "Texas Vehicles" means Eligible Vehicles acquired by Dollar or Thrifty on or after the Lease Commencement Date for lease in the State of Texas.

            "Toyota" means Toyota Motor Sales, U.S.A., Inc., a [           ]
corporation

            "U.S. Dollar" means the lawful currency of the United States of America.

            "Vehicle Acquisition Schedule" is defined in Section 2.1 of the Master Lease.

            "Vehicle Lease Commencement Date" is defined in Section 3.1 of the Master Lease.

            "Vehicle Lease Expiration Date", with respect to each Group I Vehicle, means the earliest of (i) the Disposition Date for such Group I Vehicle, (ii) if such Group I Vehicle becomes a Casualty, the date funds in the amount of the Net Book Value thereof are received by the Lessor, the Master Collateral Agent or the Trustee (including deposit into the Collection Account or the Master Collateral Account) from any of the Lessees in accordance with the Master Lease, and (iii) the Maximum Vehicle Lease Term of the Operating Lease and the Financing Lease, as applicable, as specified in, respectively, paragraph 5 of each of Annex A and Annex B to the Master Lease.

            "Vehicle Order" is defined in Section 2.1 of the Master Lease.

            "Vehicle Term" is defined in Section 3.1 of the Master Lease.

            "VIN" is defined in Section 18 of the Master Lease.

                                    ARTICLE 3

                                   [RESERVED]

                                    ARTICLE 4

                    ALLOCATION AND APPLICATION OF COLLECTIONS

            Any provisions of Article 4 of the Base Indenture which allocate and apply Collections shall continue to apply irrespective of the issuance of the Series 1997 1/N1 Notes. Sections 4.1 through 4.5 of the Base Indenture shall be read in their entirety as provided in the Base Indenture, provided that for purposes of the Series 1997 1/N1 Notes clauses (c), (d) and (e) of Section 4.2 of the Base Indenture shall read as follows:

            (c) Right of Master Servicer to Deduct Fees. Notwithstanding anything in this Indenture to the contrary but subject to any limitations set forth in the applicable Supplement, as long as (x) the Master Servicer is DTAG or an Affiliate of DTAG and (y) the Retained Interest Amount equals or exceeds zero, the Master Servicer (i) may make or cause to be made deposits of Collections to the Group I Collection Account net of any amounts which are allocable to the Retained Distribution Account and represent amounts due and owing to it in its capacity as Master Servicer and (ii) need not deposit or cause to be deposited any amounts to be paid to the Master Servicer pursuant to this Section 4.2 and such amounts will be deemed paid to the Master Servicer, as the case may be, pursuant to this Section 4.2.

            (d) Sharing Collections. To the extent that Principal Collections that are allocated to the Series 1997 1/N1 Notes on a Payment Date are not needed to make payments of principal to Series 1997 1/N1 Noteholders or required to be deposited in the Series 1997 1/N1 Distribution Account on such Payment Date, such Principal Collections may, at the direction of the Master Servicer, be applied to cover principal payments due to or for the benefit of Noteholders of other Group I Series of Notes. Any such reallocation will not result in a reduction of the Aggregate Principal Balance or in the Invested Amount of the Series 1997 1/N1 Notes.

            (e) Unallocated Principal Collections. If, after giving effect to
Section 4.2(d), Principal Collections allocated to the Series 1997 1/N1 Notes on any Payment Date are in excess of the amount required to pay amounts due in respect of the Series 1997 1/N1
Notes on such Payment Date in full, then any such excess Principal
Collections shall be allocated to the Retained Distribution Account (to the extent that the Retained Interest Amount equals or exceeds zero) and provided Series 1997 1/N1 Enhancement Deficiency or Asset Amount Deficiency exists or would result from such allocation.

            In addition, for purposes of Section 4.2(a) of the Base Indenture, the Master Servicer in its capacity as such under the Master Lease shall cause all Collections allocable to Group I Collateral in accordance with the Indenture and the Master Collateral Agency Agreement, as applicable, to be paid directly into the Group I Collection Account or the Master Collateral Account, as applicable.

            Article 4 of the Base Indenture (except for Sections 4.1 through 4.5 thereof subject to the proviso in the first paragraphs of this Article 4 and the immediately preceding sentence) shall read in its entirety as follows and shall be applicable only to the Series 1997 1/N1 Notes:

            Section 4.6 Establishment of Group I Collection Account, Series
      1997 1/N1 Collection Account, Series 1997 1/N1 Excess Funding Account, and Series 1997 1/N1 Accrued Interest Account.

                        (a) The Trustee will create three administrative
            sub-accounts within the Collection Account. One sub-account will be established for the benefit of holders of Notes from a Group I Series of Notes (such sub-account, the "Group I Collection Account"). Another sub-account will be established for the benefit of the Series 1997 1/N1 Noteholders (such sub-account, the "Series 1997 1/N1 Collection Account"). A third sub-account will be established for the benefit of the Series 1997 1/N1 Noteholders (such sub-account, the "Series 1997 1/N1 Excess Funding Account").

                        (b) The Trustee will further divide the Series 1997 1/N1
            Collection Account by creating an additional administrative sub-account for the Series 1997 1/N1 Noteholders (such sub-account, the "Series 1997 1/N1 Accrued Interest Account").

                        (c) All Collections in respect of the Group I Collateral
            and allocable to the Group I Series of Notes shall be allocated to the Group I Collection Account. All Collections in the Group I Collection Account allocable to the Series 1997 1/N1 Notes and the Series 1997 1/N1 Available Subordinated Amount shall be allocated to the Series 1997 1/N1 Collection Account as provided hereinbelow.

                  Section 4.7 Allocations with Respect to the Series 1997 1/N1 Notes. The proceeds from the sale of the Series 1997 1/N1 Notes, together with any funds deposited with RCFC by DTAG, will, on the Series 1997 1/N1 Closing Date, be deposited by the Trustee into the Collection Account and, concurrently with such initial deposit, allocated by the Trustee to the Series 1997 1/N1 Excess Funding Account. On each Business Day on which Collections are deposited into the Series 1997 1/N1 Collection Account (each such date, a "Series 1997 1/N1 Deposit Date"), the Mater Servicer will direct the Trustee in writing to allocate all amounts deposited into the Series 1997 1/N1 Collection Account in accordance with the provisions of this Section 4.7:

                  (a) Allocations During the Revolving Period. During the Series 1997 1/N1 Revolving Period, the Master Servicer will direct the Trustee to allocate, prior to 1:00 p.m. (New York City time) on each Series 1997 1/N1 Deposit Date, all amounts deposited into the Group I Collection Account as set forth below:

                        (i) with respect to all Collections (including Recoveries):

                              (1) allocate to the Series 1997 1/N1 Collection
                        Account an amount equal to the Series 1997 1/N1 Interest Collections received on such day. All such amounts allocated to the Series 1997 1/N1 Collection Account shall be further allocated to the Series 1997 1/N1 Accrued Interest Account; provided, however, that if with respect to any Related Month the aggregate of all such amounts allocated to the Series 1997 1/N1 Accrued Interest Account during such Related Month exceeds the amount of interest and fees due and payable in respect of the Series 1997 1/N1 Notes on the Payment Date next succeeding such Related Month pursuant to Sections 4.8(a), (b), and (c), then the amount of such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account;

                              (2) allocate to the Series 1997 1/N1 Excess
                        Funding Account an amount equal to the Series 1997 1/N1 Invested Percentage (as of such day) of the aggregate amount of Collections that are Principal Collections on such day (for any such day, such amount, the "Series 1997 1/N1 Principal Allocation"); and

                              (3) allocate to the Retained Distribution Account
                        an amount equal to (x) the applicable Retained Interest Percentage (as of such day) of the aggregate amount of Collections that are Principal Collections on such date, minus (y) any amounts, other than Servicing Fees, which have been withheld by the Master Servicer pursuant to
                        Section 4.2(c) of the Base Indenture to the extent such amounts withheld under Section 4.2(c) of the Base Indenture represent all or part of the Retained Amount;

                        (ii) with respect to all Recoveries:

                               (1) allocate an amount equal to the Series 1997
                        1/N1 Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, first, to replenish the Class A Invested Amount, pro rata among the sub-classes comprising the Class A Invested Amount, to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii); second, to replenish the Class B Invested Amount, pro rata among the sub-classes comprising the Class B Invested Amount, to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii)); third, to replenish the Class C Invested Amount, pro rata among the sub-classes comprising the Class C Invested Amount, to the extent that the Class C Invested Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii)); fourth, to replenish the Series 1997 1/N1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.19(b) as a result of any Losses allocated to the Demand Note pursuant to clause
                        (iii) below that have not been paid under such Demand Note and not replenished pursuant to this clause (ii);

                        fifth, to replenish the Series 1997 1/N1 Available Subordinated Amount to the extent that the Series 1997 1/N1 Available Subordinated Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii); and sixth, any remaining Recoveries not so allocated shall be released to the Issuer and available, at the Issuer's option, to be loaned to DTAG under the Demand Note or used for other corporate purposes; and

                              (2) allocate to the Retained Amount an amount
                        equal to the Retained Interest Percentage (as of such day) of the aggregate amount of Recoveries on such date to the extent that the Retained Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (iii) below and not replenished pursuant to this clause (ii);

                        (iii) with respect to all Losses:

                              (1) allocate an amount equal to the Series 1997
                        1/N1 Invested Percentage (as of such day) of the aggregate amount of Losses on such day, first, to reduce the Series 1997 1/N1 Available Subordinated Amount until the Series 1997 1/N1 Available Subordinated Amount has been reduced to zero; second, allocate remaining losses to making a claim under the Demand Note until such claim would reduce the Demand Note to zero; third, allocate remaining losses to reduce the Class C Invested Amount on a pro rata basis among the sub-classes comprising the Class C Invested Amount, until the Class C Invested Amount has been reduced to zero; fourth, allocate remaining Losses to reduce the Class B Invested Amount on a pro rata basis among the sub-classes comprising the Class B Invested Amount until the Class B Invested Amount has been reduced to zero; and fifth, allocate remaining Losses to reduce the Class A Invested Amount on a pro rata basis among the sub-classes comprising the Class A Invested Amount until the Class A Invested Amount has been reduced to zero; and

                              (2) allocate to the Retained Amount an amount
                        equal to the Retained Interest

                        Percentage (as of such day) of the aggregate amount of such Losses on such day, which amount shall reduce the Retained Amount.

                        (iv) with respect to all Lease Payment Recoveries:

                              (1) allocate an amount equal to the Series 1997
                        1/N1 Invested Percentage (as of such day) of the aggregate amount of Lease Payment Recoveries on such day, first, to replenish the Class A Invested Amount, pro rata among the sub-classes comprising the Class A Invested Amount, to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (iv); second, to replenish the Class B Invested Amount, pro rata among the sub-classes comprising the Class B Invested Amount, to the extent that the Class B Invested Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (iv)); third, to replenish the Class C Invested Amount, pro rata among the subclasses comprising the Class C Invested Amount, to the extent that the Class C Invested Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause
                        (iv)); fourth, to replenish the Series 1997 1/N1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.18(b) as a result of any Lease Payment Losses allocated to the Series 1997 1/N1 Letter of Credit pursuant to clause
                        (v) below that have not been paid under such Demand Note and not replenished pursuant to this clause (iv); fifth, to replenish the Series 1997 1/N1 Available Subordinated Amount to the extent that the Series 1997 1/N1 Available Subordinated Amount has theretofore been reduced as a result of any Lease Payment Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (iv); and sixth, any remaining Recoveries not so allocated shall be released to the Issuer and available, at the Issuer's option, to be loaned to DTAG under the Demand Note or used for other corporate purposes; and

                              (2) allocate to the Retained Amount an amount
                        equal to the Retained Interest Percentage (as of such day) of the aggregate amount of Recoveries on such date to the extent that the Retained Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (v) below and not replenished pursuant to this clause (ii));

                        (v) with respect to all Lease Payment Losses:

                              (1) allocate an amount equal to the Series 1997
                        1/N1 Invested Percentage (as of such day) of the aggregate amount of Lease Payment Losses on such day, first, to reduce the Series 1997 1/N1 Available Subordinated Amount until the Series 1997 1/N1 Available Subordinated Amount has been reduced to zero; second, allocate remaining Lease Payment Losses to making a drawing under the Series 1997 1/N1 Letter of Credit until such drawing would reduce the Series 1997 1/N1 Letter of Credit Amount to zero; third, allocate remaining Lease Payment Losses to reduce the Class C Invested Amount on a pro rata basis among the sub-classes comprising the Class C Invested Amount, until the Class C Invested Amount has been reduced to zero; fourth, allocate remaining Lease Payment Losses to reduce the Class B Invested Amount on a pro rata basis among the sub-classes comprising the Class B Invested Amount until the Class B Invested Amount has been reduced to zero; and fifth, allocate remaining Lease Payment Losses to reduce the Class A Invested Amount on a pro rata basis among the sub-classes comprising the Class A Invested Amount until the Class A Invested Amount has been reduced to zero; and

                              (2) allocate to the Retained Amount an amount
                        equal to the Retained Interest Percentage (as of such day) of the aggregate amount of such Lease Payment Losses on such day, which amount shall reduce the Retained Amount.

                   (b) Allocations During the Series 1997 1/N1 Controlled Amortization Period. During the Series 1997 1/N1 Controlled Amortization Period, the Master Servicer will direct the Trustee to allocate, prior to 1:00 p.m. (New York City time) on each Series 1997 1/N1 Deposit Date, all amounts deposited into the Group I Collection Account as set forth below:

                        (i) with respect to all Collections (including Recoveries):

                                (1) allocate to the Series 1997 1/N1 Collection
                        Account an amount determined as set forth in Section 4.7(a)(i)(1) above for such day, which amount shall be deposited in the Series 1997 1/N1 Accrued Interest Account and, as to the extent provided in Section 4.7(a)(i)(1) above, allocated to the Series 1997 1/N1 Excess Funding Account;

                                (2) (A) during the Class A-1 Controlled
                        Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class A-1 Controlled Distribution Amount for the Related Month such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account; (B) during the Class A-2 Controlled Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-2 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class A-2 Controlled Distribution Amount for the Related Month, then such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account; (C) during the Class A-3 Controlled Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-3 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class A-3 Controlled Distribution Amount for the Related Month, then such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account; (D) during the Class B-1 Controlled Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect to the Class B-1 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class B-1 Controlled Distribution Amount, then such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account for the Related Month; (E) during the Class B-2 Controlled Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class B-2 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class B-2 Controlled Distribution Amount for the Related Month, then such excess will be allocated to the Series 1997 1/N1 Excess Funding Account for the Related Month; (F) during the Class B-3 Controlled Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class B- 3 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class B-3 Controlled Distribution Amount for the Related Month, then such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account for the Related Month; (G) during the Class C-1 Controlled Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class C-1 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class C-1 Controlled Distribution Amount for the Related Month, then such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account; (H) during the Class C-2 Controlled Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class C-2 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class C-2 Controlled Distribution Amount for the Related Month, then such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account; and (I) during the Class C-3 Controlled Amortization Period, allocate to the Series 1997 1/N1 Collection Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class C-3 Notes; provided, however, that if the Series 1997 1/N1 Principal Allocation exceeds the Class C-3 Controlled Distribution Amount for the Related Month, then such excess shall be allocated to the Series 1997 1/N1 Excess Funding Account; and

                              (3) allocate to the Retained Distribution Account
                        an amount determined as set forth in Section
                        4.7(a)(i)(3) above for such day;

                        (ii) with respect to all Recoveries:

                              (1) increase the Class A Invested Amount, increase
                        the Class B Invested Amount, increase the Class C Invested Amount, replenish the Series 1997 1/N1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.19(b) as a result of any Losses allocated to the Demand Note pursuant to clause (iii) below that have not been paid under such Demand Note and not replenished under this clause (ii), increase the Series 1997 1/N1 Available Subordinated Amount, and release any remaining Recoveries to the Issuer, as and to the extent provided in Section 4.7(a)(ii)(1) above for such day; and

                              (2) allocate to the Retained Amount an amount
                        determined as set forth in Section 4.7(a)(ii)(2) above for such day;

                        (iii) with respect to all Losses:

                              (1) decrease the Series 1997 1/N1 Available
                        Subordinated Amount, make a claim under the Demand Note, decrease the Class C Invested Amount, decrease the Class B

                        Invested Amount and decrease the Class A Invested Amount as and to the extent provided in Section 4.7(a)(iii)(1) above for such day; and

                              (2) allocate to the Retained Amount an amount
                        determined as set forth in Section 4.7(a)(iii)(2) above for such day, which amount shall reduce the Retained Amount.

                        (iv) with respect to all Lease Payment Recoveries:

                              (1) increase the Class A Invested Amount, increase
                        the Class B Invested Amount, increase the Class C Invested Amount, replenish the Series 1997 1/N1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.18(b) as a result of any Lease Payment Losses allocated to the Series 1997 1/N1 Letter of Credit pursuant to clause (v) below and not replenished under this clause (iv); and increase the Series 1997 1/N1 Available Subordinated Amount as and to the extent provided in Section 4.7(a)(iv)(1) above for such day; and

                              (2) allocate to the Retained Amount an amount
                        determined as set forth in Section 4.7(a)(iv)(2) above for such day;

                        (v) with respect to all Lease Payment Losses:

                              (1) decrease the Series 1997 1/N1 Available
                        Subordinated Amount, make a claim under the Series 1997 1/N1 Letter of Credit, decrease the Class C Invested Amount, decrease the Class B Invested
                        Amount and decrease the Class A Invested Amount as and to the extent provided in Section 4.7(a)(v)(1) above for such day; and

                              (2) allocate to the Retained Amount an amount
                        determined as set forth in Section 4.7(a)(v)(2) above for such day, which amount shall reduce the Retained Amount.

                   (c) Allocations During the Series 1997 1/N1 Rapid Amortization Period. During the Series 1997 1/N1 Rapid


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

      Amortization Period, the Master Servicer will direct the Trustee to allocate, prior to 1:00 p.m. (New York City time) on each Series 1997 1/N1 Deposit Date, all amounts deposited into the Group I Collection Account as set forth below:

                        (i) with respect to all Collections (including Recoveries):

                              (1) allocate to the Series 1997 1/N1 Collection
                        Account an amount determined as set forth in Section 4.7(a)(i)(1) above for such day, which amount shall be deposited in the Series 1997 1/N1 Accrued Interest Account and, as and to the extent provided in Section 4.7(a)(i)(1) above, allocated to the Series 1997 1/N1 Excess Funding Account;

                              (2) allocate to the Series 1997 1/N1 Collection
                        Account an amount equal to the Series 1997 1/N1 Principal Allocation for such day, which amounts shall be used to make principal payments on a pro rata basis in respect of the Class A Notes and, after the Class A Notes have been paid in full, shall be used to make principal payments in respect of the Class B Notes and, after the Class B Notes have been paid in full, shall be used to make principal payments in respect of the Class C Notes; and

                              (3) allocate to the Retained Distribution Account
                        an amount determined as set forth in Section
                        4.7(a)(i)(3) above for such day;

                        (ii) with respect to all Recoveries:

                              (1) increase the Class A Invested Amount, increase
                        the Class B Invested Amount, increase the Class C Invested Amount, replenish the Series 1997 1/N1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.19(b) as a result of any Losses allocated to the Demand Note pursuant to clause (iii) below that have not been paid under such Demand Note and not replenished under this clause (ii) increase the Series 1997 1/N1 Available Subordinated Amount, and release any remaining Recoveries to the Issuer, as and to the extent provided in Section 4.7(a)(ii)(1) above for such day; and

                              (2) allocate to the Retained Amount an amount
                        determined as set forth in Section 4.7(a)(ii)(2) above for such day;

                        (iii) with respect to all Losses:

                              (1) decrease the Series 1997 1/N1 Available
                        Subordinated Amount, make a claim under the Demand Note, decrease the Class C Invested Amount, decrease the Class B Invested Amount and decrease the Class A Invested Amount as and to the extent provided in Section 4.7(a)(iii)(1) above for such day; and

                              (2) allocate to the Retained Amount an amount
                        determined as set forth in Section 4.7(a)(iii)(2) above for such day, which amount shall reduce the Retained Amount.

                        (iv) with respect to all Lease Payment Recoveries:

                              (1) increase the Class A Invested Amount, increase
                        the Class B Invested Amount, increase the Class C Invested Amount, replenish the Series 1997 1/N1 Cash Collateral Account to the extent withdrawals have theretofore been made pursuant to Section 4.18(b) as a result of any Lease Payment Losses allocated to the Series 1997 1/N1 Letter of Credit pursuant to clause (v) below and not replenished under this clause (iv); and increase the Series 1997 1/N1 Available Subordinated Amount as and to the extent provided in Section 4.7(a)(iv)(1) above for such day; and

                              (2) allocate to the Retained Amount an amount
                        determined as set forth in Section 4.7(a)(iv)(2) above for such day;

                        (v) with respect to all Lease Payment Losses:

                              (1) decrease the Series 1997 1/N1 Available
                        Subordinated Amount, make a claim under the Series 1997 1/N1 Letter of Credit, decrease the Class C Invested Amount, decrease the Class B Invested Amount and decrease the Class A Invested Amount as and to the extent provided in Section 4.7(a)(v)(1) above for such day; and

                              (2) allocate to the Retained Amount an amount
                        determined as set forth in Section 4.7(a)(v)(2) above for such day, which amount shall reduce the Retained Amount.

                  (d) Additional Allocations. Notwithstanding the foregoing provisions of this Section 4.7,

                  (i) provided the Series 1997 1/N1 Rapid Amortization Period has not commenced, amounts allocated to the Series 1997 1/N1 Excess Funding Account that are not required to make payments under the Series 1997 1/N1 Notes pursuant hereto may, as and to the extent permitted in the related Supplements, be used to pay the principal amount of other Group I Series of Notes that are then in amortization and, after such payment, any remaining funds may, at RCFC's option, be (i) used to finance or acquire Vehicles, to the extent Eligible Vehicles have been requested by any of the Lessees under the Master Lease or (ii) transferred, on any Payment Date, to the Retained Distribution Account, to the extent that the Retained Amount equals or exceeds zero after giving effect to such payment and so long as no Series 1997 1/N1 Enhancement Deficiency or Asset Amount Deficiency exists or would result therefrom; provided, however, that funds remaining after the application of such funds to the payment of the principal amount of other Group I Series of Notes that are in amortization and to the financing or acquisition of Group I Vehicles may be transferred to the Retained Distribution Account on a day other than a Payment Date if the Master Servicer furnishes to the Trustee an Officer's Certificate to the effect that such transfer will not cause any of the foregoing deficiencies to occur either on the date that such transfer is made or, in the reasonable anticipation of the Master Servicer, on the next Payment Date. Funds in the Retained Distribution Account shall, at the option of RCFC, be available to finance or acquire Vehicles, to the extent Eligible Vehicles have been requested by any of the Lessees under the Master Lease, or for distribution to the Retained Interestholder (including any advances made under the Demand Note);

                  (ii) in the event that the Master Servicer is not DTAG or an
            Affiliate of DTAG, the Master Servicer shall not be entitled to withhold any amounts pursuant to Section 4.2(c) and the Trustee shall deposit amounts payable to DTAG in its capacity as the Master Servicer in the Collection Account pursuant to the provisions of Section 4.2 on each Series 1997 1/N1 Deposit Date;

                  (iii) any amounts withheld by the Master Servicer and not
            deposited in the Collection Account pursuant to Section 4.2(c) shall be deemed to be deposited in the Collection Account on the date such amounts are withheld for purposes of determining the amounts to be allocated pursuant to this Section 4.7;

                  (iv) if there is more than one Series of Group I Series of
            Notes outstanding, then Sections 4.7(a)(i)(3), 4.7(b)(i)(3) and 4.7(c)(i)(3) above shall not be duplicative with any similar provisions contained in any other Supplement and the Retained Interestholder shall only be paid such amount once with respect to any Payment Date; and

                  (v) RCFC may, from time to time in its sole discretion,
            increase the Series 1997 1/N1 Available Subordinated Amount by (a)
            (i) allocating to the Series 1997 1/N1 Available Subordinated Amount Eligible Vehicles theretofore allocated to the Retained Interest and
            (ii) delivering to the Trustee an Officer's Certificate affirming with respect to such Vehicles the representations and warranties set forth in Section 6.14 (and an Opinion of Counsel to the same effect) or (b) (i) depositing funds into the Series 1997 1/N1 Excess Funding Account by transfer from the Retained Distribution Account or otherwise, and (ii) delivering to the Master Servicer and the Trustee an Officers' Certificate setting forth the amount of such funds and stating that such funds shall be allocated to the Series 1997 1/N1 Available Subordinated Amount; provided, however, that (x) RCFC shall have no obligation to so increase the Series 1997 1/N1 Available Subordinated Amount at any time and (y) RCFC may not increase the Series 1997 1/N1 Available Subordinated Amount at any time if the amount of such increase, together with the sum of the amounts of all prior increases, if any, of the Series 1997 1/N1 Available Subordinated Amount would exceed the applicable Series 1997 1/N1 Available Subordinated Amount Maximum Increase, excluding from such calculation any increase in the Series 1997 1/N1 Available Subordinated Amount (1) through Recoveries or from funds constituting repayments of principal under the Demand Note, or (2) relating to an increase in the Minimum Class A Enhancement Amount that results from (a) an increase in the ratio of Group I Vehicles that are Non-Program Vehicles to all Group I Vehicles, (b) a reduction in the aggregate amount of cash and Permitted Investments in the Collection Account and the Master Collateral Account that are allocable to the Group I

            Series of Notes, or (c) a decrease in Market Value Adjustment Percentage.

                  Section 4.8 Monthly Payments.

                  On each Determination Date, as provided below, the Master Servicer shall instruct the Paying Agent to withdraw, and on the following
     Payment Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Group I Collection Account pursuant to Sections 4.8(a) through (d) below in respect of all funds available from Series 1997 1/N1 Interest Collections processed since the preceding Payment Date and allocated to the holders of the Series 1997 1/N1 Notes.

                  (a) Note Interest with respect to the Class A Notes. On each Determination Date, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1997 1/N1 Accrued Interest Account the lesser of (i) the amount on deposit in the Series 1997 1/N1 Accrued Interest Account and (ii) an amount (the "Class A Interest Amount") equal to the sum of (x) an amount equal to the interest accrued on the Class A Notes for the related Series 1997 1/N1 Interest Period which will be equal to the sum of (A) the product of (1) the Class A-1 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class A-1 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class A-1 Initial Invested Amount), divided by twelve, plus (B) the product of (1) the Class A-2 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class A-2 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class A-2 Initial Invested Amount), divided by twelve, plus (C) the product of (1) the Class A-3 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class A-3 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class A-3 Initial Invested Amount), divided by twelve, plus (y) an amount equal to the amount of any unpaid Class A Deficiency Amount (as defined below) as of the preceding Payment Date (together with any accrued interest on such Class A Deficiency Amount). On such Determination Date, the Servicer shall further instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1997 1/N1 Excess Funding Account the lesser of (i) the amount on deposit in the Series 1997 1/N1 Excess Funding Account and (ii) the excess, if any, of the Class A Interest Amount over the amount withdrawn from the Series

     1997 1/N1 Accrued Interest Account pursuant to the preceding sentence. If the amounts described in this Section 4.8(a) are insufficient, after taking into account any funds available in the Series 1997 1/N1 Excess Funding Account and any portion of the Series 1997 1/N1 Letter of Credit Amount applied as described in Section 4.9(a) of this Supplement, to pay the Class A Interest Amount on any Payment Date, payments of interest to the Class A Noteholders will be reduced by the amount of such shortfall. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class A Deficiency Amount." Interest shall accrue on the Class A Deficiency Amount at the applicable Class A Note Rate. On the following Payment Date, the Trustee shall withdraw the Class A Interest Amount from the Series 1997 1/N1 Accrued Interest Account and, to the extent provided in Section 4.9(a) of this Supplement, amounts withdrawn from the Series 1997 1/N1 Excess Funding Account and any applied portion of the Series 1997 1/N1 Letter of Credit Amount, and shall deposit such amount in the Class A Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 1997 1/N1 Excess Funding Account pursuant to this Section 4.8(a) and Sections 4.8(b) and (c) of this Supplement shall not exceed for any Determination Date the Series 1997 1/N1 Available Subordinated Amount at such time.

                  (b) Note Interest with respect to the Class B Notes. On each Determination Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1997 1/N1 Accrued Interest Account (subject to the provisions of Section 4.14 of this Supplement) the lesser of (i) the amount remaining on deposit in the Series 1997 1/N1 Accrued Interest Account after withdrawal of the amounts specified in clause (a) above and (ii) an amount (the "Class B Interest Amount") equal to the sum of (x) an amount equal to the interest accrued for the related Series 1997 1/N1 Interest Period which will be equal to the sum of (A) the product of (1) the Class B-1 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class B-1 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class B-1 Initial Invested Amount), divided by twelve, plus (B) the product of (1) the Class B-2 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class B-2 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class B-2 Initial Invested Amount), divided by twelve, plus (C) the product of (1) the Class B-3 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class B-3 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class B-3 Initial Invested Amount), divided by twelve, plus (y) an amount equal to the amount of any unpaid Class B Deficiency Amount (as defined below) as of the preceding Payment Date (together with any accrued interest on such Class B Deficiency Amount). If the amounts described in this Section 4.8(b) are insufficient, after taking into account any funds available in the Series 1997 1/N1 Excess Funding Account and any portion of the Series 1997 1/N1 Letter of Credit Amount applied as described in
     Section 4.9(b) of this Supplement subject to the provisions of Section 4.14 of this Supplement, to pay the Class B Interest Amount on any Payment Date, payments of interest to the Class B Noteholders will be reduced by the amount of such shortfall. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class B Deficiency Amount". Interest shall accrue on the Class B Deficiency Amount at the Class B Note Rate. On the following Payment Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account (including, without limitation, all accrued interest, the Class A Deficiency Amount, and all interest accrued on such Class A Deficiency Amount), the Trustee shall withdraw the Class B Interest Amount from the Series 1997 1/N1 Accrued Interest Account, amounts withdrawn from the Series 1997 1/N1 Excess Funding Account and any applied portion of the Series 1997 1/N1 Letter of Credit Amount, and shall deposit such amount in the Class B Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 1997 1/N1 Excess Funding Account pursuant to this Section 4.8(b) and Sections 4.8(a) and (c) of this Supplement shall not exceed for any Determination Date the Series 1997 1/N1 Available Subordinated Amount at such time.

                  (c) Note Interest with respect to the Class C Notes. On each Determination Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account and all payments on account of interest that are required to be made to the Class B Noteholders are available in the Class B Distribution Account, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1997 1/N1 Accrued Interest Account (subject to the provisions of Section 4.16 of this Supplement) the lesser of (i) the amount remaining on deposit in the Series 1997 1/N1 Accrued Interest Account after withdrawal of the amounts specified in clauses (a) and (b) above and (ii) an amount (the

     "Class C Interest Amount") equal to the sum of (x) an amount equal to the interest accrued for the related Series 1997 1/N1 Interest Period which will be equal to the sum of (A) the product of (1) the Class C-1 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class C-1 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class C-1 Initial Invested Amount), divided by twelve, plus (B) the product of (1) the Class C-2 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class C-2 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class B-2 Initial Invested Amount), divided by twelve, plus (C) the product of (1) the Class C-3 Rate for the related Series 1997 1/N1 Interest Period and (2) the Aggregate Principal Balance of the Class C-3 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class C-3 Initial Invested Amount), divided by twelve, plus (y) an amount equal to the amount of any unpaid Class C Deficiency Amount (as defined below) as of the preceding Payment Date (together with any accrued interest on such Class C Deficiency Amount). If the amounts described in this Section 4.8(c) are insufficient, after taking into account any funds available in the Series 1997 1/N1 Excess Funding Account and any portion of the Series 1997 1/N1 Letter of Credit Amount applied as described in Section 4.9(c) of this Supplement and subject to the provisions of Section 4.16 of this Supplement, to pay the Class C Interest Amount on any Payment Date, payments of interest to the Class C Noteholders will be reduced by the amount of such shortfall. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class C Deficiency Amount". Interest shall accrue on the Class C Deficiency Amount at the Class C Note Rate. On the following Payment Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account (including, without limitation, all accrued interest, the Class A Deficiency Amount, and all interest accrued on such Class A Deficiency Amount) and all payments on account of interest that are required to be made to the Class B Noteholders are available in the Class B Distribution Account (including, without limitation, all accrued interest, the Class B Deficiency Amount, and all interest accrued on such Class B Deficiency Amount), the Trustee shall withdraw the Class C Interest Amount from the Series 1997 1/N1 Accrued Interest Account, amounts withdrawn from the Series 1997 1/N1 Excess Funding Account and any applied portion of the Series 1997 1/N1 Letter of Credit Amount, and shall deposit such amount in the

      Class C Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 1997 1/N1 Excess Funding Account pursuant to Sections 4.8(a) and (b) of this Supplement and this Section 4.8(c) shall not exceed for any Determination Date the Series 1997 1/N1 Available Subordinated Amount at such time.

                  (d) Servicing Fee. On each Payment Date, the Master Servicer shall, after making all distributions required to be made pursuant to Sections 4.8(a) through (c) of this Supplement or in the event that on the related Determination Date DTAG or any Affiliate thereof shall no longer be the Master Servicer, prior to such deposits being made, instruct each of the Trustee and the Paying Agent to withdraw from the Series 1997 1/N1 Accrued Interest Account, for payment to the Master Servicer, an amount equal to (a) the Series 1997 1/N1 Investor Monthly Servicing Fee and any Series 1997 1/N1 Monthly Supplemental Servicing Fee accrued during the preceding Series 1997 1/N1 Interest Period, plus (b) all accrued and unpaid Series 1997 1/N1 Investor Monthly Servicing Fees and any accrued and unpaid Series 1997 1/N1 Monthly Supplemental Servicing Fees, minus (c) the amount of any Series 1997 1/N1 Investor Monthly Servicing Fees and Series 1997 1/N1 Monthly Supplemental Servicing Fees withheld by the Master Servicer pursuant to the Base Indenture. On such Payment Date, the Trustee or the Paying Agent, as applicable, shall withdraw such amount from the Series 1997 1/N1 Accrued Interest Account and remit such amount to the Master Servicer.

                  Section 4.9 Payment of Note Interest.

                  (a) Class A Notes. On each Payment Date, (i) to the extent any Class A Monthly Interest Shortfall exists after the deposit required pursuant to Section 4.7 of this Supplement has been made, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (A) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time, and (B) the remaining amount of the Class A Monthly Interest Shortfall, and deposit such amount in the Class A Distribution Account to pay the Class A Monthly Interest and any unpaid Class A Deficiency Amounts with respect to such Class A Monthly Interest (together with accrued interest on all such unpaid Class A Deficiency Amounts)and (ii) to the extent any such Class A Monthly Interest Shortfall remains after the deposit required pursuant to
      Section 4.9(a)(i) of this Supplement has been made, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this

     Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (A) the amount on deposit in the Series 1997 1/N1 Collection Account representing such amount drawn on the Series 1997 1/N1 Letter of Credit and (B) the amount of the remaining Class A Monthly Interest Shortfall and deposit such amount in the Class A Distribution Account to pay the Class A Monthly Interest and any unpaid Class A Deficiency Amounts with respect to such Class A Monthly Interest (together with accrued interest on all such unpaid Class A Deficiency Amounts). On each Payment Date the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate, pay to the Class A Noteholders from the Class A Distribution Account the amount deposited in the Class A Distribution Account for the payment of the Class A Interest Amount pursuant to Section 4.8(a) of this Supplement and clauses (i) and (ii) of this Section 4.9(a).

                  (b) Class B Notes. On each Payment Date, (i) to the extent any Class B Monthly Interest Shortfall exists after the deposit required pursuant to Section 4.7 of this Supplement has been made, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from funds on deposit in the Series 1997 1/N1 Excess Funding Account an amount equal to the lesser of (A) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Section 4.9(a) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time (after application of any amounts pursuant to Section 4.9(a) of this Supplement), and (B) the remaining amount of the Class B Monthly Interest Shortfall, and deposit such amount in the Class B Distribution Account to pay the Class B Monthly Interest and any unpaid Class B Deficiency Amounts with respect to such Class B Monthly Interest (together with accrued interest on all such unpaid Class B Deficiency Amounts) and (ii) to the extent any such Class B Monthly Interest Shortfall remains after the deposit required pursuant to Section 4.9(b)(i) of this Supplement has been made, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to
     Section 4.18 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (A) the amount on deposit in the Series 1997 1/N1 Collection Account representing such amount drawn on the Series 1997 1/N1 Letter of Credit (after application of any amounts pursuant to Section 4.9(a) of this Supplement) and (B) the amount of the remaining Class B Monthly Interest Shortfall and deposit such amount in the Class B Distribution Account to pay the Class B Monthly

      Interest and any unpaid Class B Deficiency Amounts with respect to such Class B Monthly Interest (together with accrued interest on all such unpaid Class B Deficiency Amounts). On each Payment Date the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate, but subject to Section 4.14 of this Supplement, pay to the Class B Noteholders from the Class B Distribution Account the amount deposited in the Class B Distribution Account for the payment of the Class B Interest Amount pursuant to Section 4.8(b) of this Supplement and clauses (i) and (ii) of this Section 4.9(b).

                  (c) Class C Notes. On each Payment Date, (i) to the extent any Class C Monthly Interest Shortfall exists after the deposit required pursuant to Section 4.7 of this Supplement has been made, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from funds on deposit in the Series 1997 1/N1 Excess Funding Account an amount equal to the lesser of (A) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a) and (b) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time (after application of any amounts pursuant to Sections 4.9(a) and (b) of this Supplement), and (B) the remaining amount of the Class C Monthly Interest Shortfall, and deposit such amount in the Class C Distribution Account to pay the Class C Monthly Interest and any unpaid Class C Deficiency Amounts with respect to such Class C Monthly Interest (together with accrued interest on all such unpaid Class C Deficiency Amounts) and (ii) to the extent any such Class C Monthly Interest Shortfall remains after the deposit required pursuant to Section 4.9(c)(i) of this Supplement has been made, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of
      (A) the amount on deposit in the Series 1997 1/N1 Collection Account representing such amount drawn on the Series 1997 1/N1 Letter of Credit (after application of any amounts pursuant to Sections 4.9(a) and 4.9(b) of this Supplement) and (B) the amount of the remaining Class C Monthly Interest Shortfall and deposit such amount in the Class C Distribution Account to pay the Class C Monthly Interest and any unpaid Class C Deficiency Amounts with respect to such Class C Monthly Interest (together with accrued interest on all such unpaid Class C Deficiency Amounts). On each Payment Date the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate, but subject to Section 4.17 of this Supplement, pay to the Class C Noteholders from the Class C Distribution Account the amount deposited in the Class C Distribution Account for the payment of the Class C Interest Amount pursuant to Section 4.8(c) of this Supplement and clauses (i) and (ii) of this Section 4.9(c).

                  Section 4.10  Payment of Note Principal.

                  (a) Class A Notes.

                        (i) Commencing on the second Determination Date after
                  the commencement of the Class A-1 Controlled Amortization Period, the Class A-2 Controlled Amortization Period or the Class A-3 Controlled Amortization Period (as the case may be) or the first Determination Date after the commencement of the Series 1997 1/N1 Rapid Amortization Period, the Master Servicer shall instruct the Trustee or the Paying Agent as to the following:

                              (A)(1) the Class A-1 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class A-1 Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and (3) the amount, if any, by which the amount in clause (A)(1) above exceeds the amount in clause (A)(2) above (the amount of such excess the "Class A-1 Controlled Distribution Amount Deficiency"); and

                              (B)(1) the Class A-2 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class A-2 Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and (3) the amount, if any, by which the amount in clause (B)(1) above exceeds the amount in clause (B)(2) above (the amount of such excess the "Class A-2 Controlled Distribution Amount Deficiency");

                              (C)(1) the Class A-3 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class A-3 Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and (3) the amount, if any, by which the amount in clause (C)(1) above exceeds the amount in clause

                        (C)(2) above (the amount of such excess the "Class A-3 Controlled Distribution Amount Deficiency" and, together with the Class A-1 Controlled Distribution Amount Deficiency and the Class A-2 Controlled Distribution Amount Deficiency the "Class A Controlled Distribution Amount Deficiency"); and

                        (ii) (A) Commencing on the second Payment Date after the
                  commencement of the Class A-1 Controlled Amortization Period, the Trustee shall, in respect of the Class A-1 Notes, (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses
                  (A)(1) and (A)(2) of Section 4.10(a)(i) of this Supplement,
                  (2) to the extent any Class A-1 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Section 4.9 of the related Series Supplements)in an amount not to exceed the related Available Subordinated Amounts at such time, and (y) the remaining amount of the Class A-1 Controlled Distribution Amount Deficiency, and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-1 Noteholders on account of the Class A-1 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class A-1 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements,(3) to the extent any Class A-1 Controlled Distribution Amount Deficiency exists after application of the amount specified in clauses (1) and
                  (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections

                  4.9(a),(b) and (c) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the remaining amount of the Class A-1 Controlled Distribution Amount Deficiency and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-1 Noteholders on account of the Class A-1 Controlled Distribution Amount, and (4) to the extent any Class A-1 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement, or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) of this Supplement) and (y) the remaining amount of the Class A-1 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-1 Noteholders on account of the Class A-1 Controlled Distribution Amount; provided, however, that on the final Payment Date for the Class A-1 Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the Class A-1 Invested Amount as of such date. The Invested Amount of all outstanding Class A-1 Notes shall be due and payable on the Series 1997 1/N1 Termination Date; and

                        (B) Commencing on the second Payment Date after the
                  commencement of the Class A-2 Controlled Amortization Period, the Trustee shall, in respect of the Class A-2 Notes, (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses
                  (B)(1) and (B)(2) of Section 4.10(a)(i) of this Supplement,
                  (2) to the extent any Class A-2 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Section 4.9 of the related Series Supplements)in an amount not to exceed the related Available Subordinated Amounts at such time, and (y) the remaining amount of the Class A-2 Controlled Distribution Amount Deficiency, and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-2 Noteholders on account of the Class A-2 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class A-2 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class A-2 Controlled Distribution Amount Deficiency exists after application of the amounts specified in clauses (1) and
                  (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the amount of the Class A-2 Controlled Distribution Amount Deficiency and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-2 Noteholders on account of the Class A-2 Controlled Distribution Amount, and (4) to the extent any Class A-2 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through
                  (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1

                  Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) of this Supplement) and (y) the remaining amount of the Class A-2 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-2 Noteholders on account of the Class A-2 Controlled Distribution Amount; provided, however, that on the final Payment Date for the Class A-2 Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the Class A-2 Invested Amount as of such date. The Invested Amount of all outstanding Class A-2 Notes shall be due and payable on the Series 1997 1/N1 Termination Date.

                        (C) Commencing on the second Payment Date after the
                  commencement of the Class A-3 Controlled Amortization Period, the Trustee shall, in respect of the Class A-3 Notes, (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses
                  (C)(1) and (C)(2) of Section 4.10(a)(i) of this Supplement,
                  (2) to the extent any Class A-3 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts, if any, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Section 4.9 of the related Series Supplements)in an amount not to exceed the related Available Subordinated Amounts at such time, and (y) the remaining amount of the Class A-3 Controlled Distribution Amount Deficiency, and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-3 Noteholders on account of the Class A-3 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class A-3 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements,(3) to the extent any Class A-3 Controlled Distribution Amount Deficiency exists after application of the amounts specified in clauses (1) and (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997-3 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the amount of the Class A-3 Controlled Distribution Amount Deficiency and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-3 Noteholders on account of the Class A-3 Controlled Distribution Amount, and (4) to the extent any Class A-3 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses
                  (1) through (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section
                  4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) of this Supplement) and (y) the remaining amount of the Class A-3 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A-3 Noteholders on account of the Class A-3 Controlled Distribution Amount; provided, however, that on the final Payment Date for the Class A-3 Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the Class A-3 Invested Amount as of such date. The Invested Amount of all outstanding Class A-3 Notes shall be due and payable on the Series 1997 1/N1 Termination Date.

                        (iii) Commencing on the first Payment Date after the
                  commencement of the Series 1997 1/N1 Rapid Amortization Period, the Trustee shall (1) withdraw from the Series 1997 1/N1 Collection Account the amount allocated thereto pursuant to Section 4.7(c)(i)(2) of this Supplement, (2) to the extent any portion of the Class A Invested Amount still remains unpaid after application of the amounts specified in clause
                  (1) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts of any additional Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Section 4.9 of the related Series Supplements) in an amount not to exceed the related Available Subordinated Amounts at such time and (y) the unpaid portion of the Class A Invested Amount and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a deficiency exists, (3) to the extent any portion of the Class A Invested Amount remains unpaid after application of the amount specified in clauses (1) and (2), the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class A Invested Amount and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders, and (4) to the extent any portion of the Class A Invested Amount still remains unpaid after application of the amounts specified in clauses (1) through (3) above, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to
                  Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a) and (b) and (c) of this Supplement) and (y) the excess of the Class A Invested Amount over the amounts described in clauses
                  (1) through (3) above and deposit such amount in the Class A Distribution Account to be paid, pro rata, to the Class A Noteholders; provided, however, that on the final Payment Date for the Class A Notes, the Trustee shall withdraw from the Series 1997 1/N1 Collection Account, as provided above, an aggregate amount which is no greater than the Class A Invested Amount as of such date. The Invested Amount of each outstanding Class of Class A Notes shall be due and payable on the Series 1997 1/N1 Termination Date for such Class.

                        (iv) On each Payment Date occurring on or after the date
                  a withdrawal is made pursuant to Sections 4.10(a)(ii) and
                  (iii) of this Supplement, the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Master Servicer's most recent Monthly Certificate pay to the applicable Class A Noteholders specified in Section 4.10(a)(ii) or (iii), as applicable, pro rata, the amount deposited in the Class A Distribution Account for the payment of principal pursuant to Sections 4.10(a)(ii) and (iii), as applicable, of this Supplement.

                  (b) Class B Notes.

                        (i) Commencing on the second Determination Date after
                  the commencement of the Class B-1 Controlled Amortization Period, the Class B-2 Controlled Amortization Period or the Class B-3 Controlled Amortization Period (as the case may be), or the first Determination Date after the commencement of the Series 1997 1/N1 Rapid Amortization Period, provided that the Class A

                  Notes shall have then been paid in full, the Servicer shall instruct the Trustee or the Paying Agent as to the following:

                              (A)(1) the Class B-1 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class B-1 Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and (3) the amount, if any, by which the amount in clause (A)(1) above exceeds the amount in clause (A)(2) above (the amount of such excess, the "Class B-1 Controlled Distribution Amount Deficiency"); and

                              (B)(1) the Class B-2 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class B-2 Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2), as applicable, and (3) the amount, if any, by which the amount in clause (B)(1) above exceeds the amount in clause (B)(2) above (the amount of such excess, the "Class B-2 Controlled Distribution Amount Deficiency").

                              (C)(1) the Class B-3 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class B-3 Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this Supplement, as applicable, and (3) the amount, if any, by which the amount in clause (B)(1) above exceeds the amount in clause (B)(2) above (the amount of such excess, the "Class B-2 Controlled Distribution Amount Deficiency" and, together with the Class B-2 Controlled Distribution Amount Deficiency and the Class B-3 Controlled Distribution Amount Deficiency, the "Class B Controlled Distribution Amount Deficiency").

                        (ii) (A) Commencing on the second Payment Date after the
                  commencement of the Class B-1 Controlled Amortization Period, the Trustee shall, subject to Section 4.14 of this Supplement,
                  (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses
                  (A)(1) and (A)(2) of Section 4.10(b)(i) of this Supplement,
                  (2) to the extent any Class B-1 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Section 4.9 of the related Series Supplements)in an amount not to exceed the related Available Subordinated Amounts at such time, and
                  (y) the remaining amount of the Class B-1 Controlled Distribution Amount Deficiency, and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-1 Noteholders on account of the Class B-1 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class B-1 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class B-1 Controlled Distribution Amount Deficiency exists after application of the amount specified in clauses (1) and
                  (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a),(b) and
                  (c) and Section 4.10(a) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the remaining amount of the Class B-1 Controlled Distribution Amount Deficiency and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-1 Noteholders on account of the Class B-1 Controlled Distribution Amount, and (4) to the extent any Class B-1 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Sections 4.20 and 4.21 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) and Section 4.10(a) of this Supplement) and (y) the remaining amount of the Class B-1 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-1 Noteholders on account of the Class B-1 Controlled Distribution Amount; and

                        (B) Commencing on the second Payment Date after the
                  commencement of the Class B-2 Controlled Amortization Period, the Trustee shall, in respect of the Class B-2 Notes, subject to Section 4.14 of this Supplement, (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses (B)(1) and (B)(2) of Section 4.10(b)(i) of this Supplement, (2) to the extent any Class B-2 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause
                  (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts, if any, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Sections 4.9 and 4.10 of the related Supplements) in an amount not to exceed the related Available Subordinated Amounts at such time and (y) the remaining amount of the Class B-2 Controlled Distribution Amount Deficiency, and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-2 Noteholders on account of the Class B-2 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class B-2 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class B-2 Controlled Distribution Amount Deficiency exists after application of the amounts specified in clauses (1) and (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c) and Section 4.10(a) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the remaining amount of the Class B-2 Controlled Distribution Amount Deficiency and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-2 Noteholders on account of the Class B-2 Controlled Distribution Amount, and (4) to the extent any Class B-2 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) and Section 4.10(a) of this Supplement) and (y) the remaining amount of the Class B-2 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-2 Noteholders on account of the Class B-2 Controlled Distribution Amount.

                        (C) Commencing on the second Payment Date after the
                  commencement of the Class B-3 Controlled Amortization Period, the Trustee shall, in respect of the Class B-3 Notes, subject to Section 4.14 of this Supplement, (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses (C)(1) and
                  (C)(2) of Section 4.10(b)(i) of this Supplement, (2) to the extent any Class B-3 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause
                  (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Sections 4.9 and 4.10 of the related Supplements) in an amount not to exceed the related Available Subordinated Amounts at such time and (y) the remaining amount of the Class B-3 Controlled Distribution Amount Deficiency, and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-3 Noteholders on account of the Class B-3 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class B-3 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class B-3 Controlled Distribution Amount Deficiency exists after application of the amounts specified in clauses (1) and (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of
                  (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c), and Section 4.10(a) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the remaining amount of the Class B-3 Controlled Distribution Amount Deficiency and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-3 Noteholders on account of the Class B-3 Controlled Distribution Amount, and (4) to the extent any Class B-3 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through
                  (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1

                  Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) and Section 4.10(a) of this Supplement) and (y) the remaining amount of the Class B-3 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B-3 Noteholders on account of the Class B-2 Controlled Distribution Amount.

                        (iii) (A) Commencing on the first Payment Date after the
                  commencement of the Series 1997 1/N1 Rapid Amortization Period, provided that the Class A Notes shall have then been paid in full, the Trustee shall (1) withdraw from the Series 1997 1/N1 Collection Account the amount allocated thereto pursuant to Section 4.7(c)(i)(2) of this Supplement, (2) to the extent any portion of the Class B Invested Amount still remains unpaid after application of the amounts specified in clause (1) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts of any additional Group I Series of Notes, if any, an amount equal to the lesser of
                  (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Sections 4.9 and 4.10 of the related Series Supplement) and (y) the unpaid portion of the Class B Invested Amount and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a deficiency exists, (3) to the extent any portion of the Class B Invested Amount still remains unpaid after application of the amount specified in clauses (1) and (2) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c) and Section 4.10(a) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class B Invested Amount and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders, and (4) to the extent any portion of the Class B Invested Amount still remains unpaid after application of the amounts specified in clauses (1) through
                  (3) above, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) and Section 4.10(a) of this Supplement)and (y) the excess of the Class B Invested Amount over the amounts described in clauses (1) through (3) above and deposit such amount in the Class B Distribution Account to be paid, pro rata, to the Class B Noteholders; provided, however, that on the final Payment Date for the Class B Notes, the Trustee shall withdraw from the Series 1997 1/N1 Collection Account, as provided above, an aggregate amount which is no greater than the Class B Invested Amount as of such date. Subject to Section 4.14 of this Supplement, the Invested Amount of each outstanding Class of Class B Notes shall be due and payable on the Series 1997 1/N1 Termination Date for such Class.

                        (iv) On each Payment Date occurring on or after the date
                  a withdrawal is made pursuant to Section 4.10(b)(ii) and (iii) of this Supplement, the Paying Agent shall, in accordance with Section 5.1 of the Base Indenture and the Servicer's most recent Monthly Certificate pay to the applicable Class B Noteholders specified in Section 4.10(b)(ii) or (iii) of this Supplement, as applicable, pro rata, the amount deposited in the Class B Distribution Account for the payment of principal pursuant to
                  Section 4.10(b)(ii) and (iii), as applicable, of this Supplement.

                  (c) Class C Notes.

                        (i) Commencing on the second Determination Date after
                  the commencement of the Class C-1 Controlled Amortization Period, the Class C-2 Controlled Amortization Period or the Class C-3 Controlled Amortization Period (as the case may be), or the first Determination Date after the commencement of the Series 1997 1/N1 Rapid Amortization Period, provided that the Class A Notes and the Class B Notes shall have then been paid in full, the Servicer shall instruct the Trustee or the Paying Agent as to the following:

                              (A)(1) the Class C-1 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class C-1 Notes during the Related Month pursuant to Section 4.7(b)(i)(3) or 4.7(c)(i)(3) of this Supplement, as applicable, and (3) the amount, if any, by which the amount in clause (A)(1) above exceeds the amount in clause (A)(2) above (the amount of such excess, the "Class C-1 Controlled Distribution Amount Deficiency"); and

                              (B)(1) the Class C-2 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class C-2 Notes during the Related Month pursuant to Section 4.7(b)(i)(3) or 4.7(c)(i)(3) of this Supplement, as applicable, and (3) the amount, if any, by which the amount in clause (B)(1) above exceeds the amount in clause (B)(2) above (the amount of such excess, the "Class C-2 Controlled Distribution Amount Deficiency").

                              (C)(1) the Class C-3 Controlled Distribution
                        Amount for the Related Month, (2) the amount allocated to the Class C-3 Notes during the Related Month pursuant to Section 4.7(b)(i)(2) or 4.7(c)(i)(2) of this

                        Supplement, as applicable, and (3) the amount, if any, by which the amount in clause (B)(1) above exceeds the amount in clause (B)(2) above (the amount of such excess, the "Class C-2 Controlled Distribution Amount Deficiency" and, together with the Class C-2 Controlled Distribution Amount Deficiency and the Class C-3 Controlled Distribution Amount Deficiency, the "Class C Controlled Distribution Amount Deficiency").

                        (ii) (A) Commencing on the second Payment Date after the
                  commencement of the Class C-1 Controlled Amortization Period, the Trustee shall, [subject to Section 4.14 of this Supplement,] (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses (A)(1) and (A)(2) of Section 4.10(c)(i) of this Supplement, (2) to the extent any Class C-1 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Excess Funding Accounts, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Section 4.9 of the related Series Supplements)in an amount not to exceed the related Available Subordinated Amounts at such time, and
                  (y) the remaining amount of the Class C-1 Controlled Distribution Amount Deficiency, and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-1 Noteholders on account of the Class C-1 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class C-1 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class C-1 Controlled Distribution Amount Deficiency exists after application of the amount specified in clauses (1) and
                  (2) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of

                  (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c) and Sections 4.10(a) and 4.10 (b) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the remaining amount of the Class C-1 Controlled Distribution Amount Deficiency and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-1 Noteholders on account of the Class C-1 Controlled Distribution Amount, and (4) to the extent any Class C-1 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) and Sections 4.10(a) and 4.10(b) of this Supplement) and (y) the remaining amount of the Class B-1 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-1 Noteholders on account of the Class C-1 Controlled Distribution Amount; and

                        (B) Commencing on the second Payment Date after the
                  commencement of the Class C-2 Controlled Amortization Period, the Trustee shall, in respect of the Class C-2 Notes, subject to Section 4.14 of this Supplement, (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses (B)(1) and (B)(2) of Section 4.10(c)(i) of this Supplement, (2) to the extent any Class C-2 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause
                  (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts, if any, for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Sections 4.9 and 4.10 of the related Supplements) in an amount not to exceed the related Available Subordinated Amounts at such time and (y) the remaining amount of the Class C-2 Controlled Distribution Amount Deficiency, and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-2 Noteholders on account of the Class C-2 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class C-2 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, (3) to the extent any Class C-2 Controlled Distribution Amount Deficiency exists after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a),(b) and 4.9(c) and Sections 4.10(a) and (b) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the remaining amount of the Class C-2 Controlled Distribution Amount Deficiency and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-2 Noteholders on account of the Class C-2 Controlled Distribution Amount, and (4) to the extent any Class B-2 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through
                  (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and
                  (c) and Section 4.10(a)and 4.10 (b)) and (y) the remaining amount of the Class C-2 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-2 Noteholders on account of the Class C-2 Controlled Distribution Amount.

                        (C) Commencing on the second Payment Date after the
                  commencement of the Class C-3 Controlled Amortization Period, the Trustee shall, in respect of the Class C-3 Notes, subject to Section 4.14 of this Supplement, (1) withdraw from the Series 1997 1/N1 Collection Account an amount equal to the lesser of the amounts specified in clauses (C)(1) and (C)(2) of Section 4.10(c)(i) of this Supplement, (2) to the extent any Class C-3 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clause
                  (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts for the other Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Sections 4.9 and 4.10 of the related Supplements) in an amount not to exceed the related Available Subordinated Amounts at such time and (y) the remaining amount of the Class C-3 Controlled Distribution Amount Deficiency, and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-3 Noteholders on account of the Class C-3 Controlled Distribution Amount, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a Class C-3 Controlled Distribution Amount Deficiency exists after application of the amounts specified in the corresponding sections of the related Series Supplements, and (y) the remaining amount of the Class C-3 Controlled Distribution Amount

                  Deficiency and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-3 Noteholders on account of the Class C-3 Controlled Distribution Amount, (3) to the extent any Class C-3 Controlled Distribution Amount Deficiency exists after application of the amounts specified in clause (1) of this subsection, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c), and Sections 4.10(a) and 4.10(b) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the remaining amount of the Class C-3 Controlled Distribution Amount Deficiency and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-3 Noteholders on account of the Class C-3 Controlled Distribution Amount, and (4) to the extent any Class C-3 Controlled Distribution Amount Deficiency remains after application of the amounts specified in clauses (1) through
                  (3) of this subsection, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of this Supplement, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and (c) and Sections 4.10(a) and 4.10(b)) and (y) the remaining amount of the Class C-3 Controlled Distribution Amount Deficiency (if any), and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C-3 Noteholders on account of the Class C-2 Controlled Distribution Amount.

                        (iii) (A) Commencing on the first Payment Date after the
                  commencement of the Series 1997 1/N1 Rapid Amortization Period, provided that the

                  Class A Notes and the Class B Notes shall have then been paid in full, the Trustee shall (1) withdraw from the Series 1997 1/N1 Collection Account the amount allocated thereto pursuant to Section 4.7(c)(x)(ii) of this Supplement, (2) to the extent any portion of the Class C Invested Amount still remains unpaid after application of the amounts specified in clause
                  (1) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the related Excess Funding Accounts of any additional Group I Series of Notes, if any, an amount equal to the lesser of (x) the aggregate amount on deposit in such Excess Funding Accounts on such Payment Date (after application of any such amounts pursuant to Sections 4.9 and 4.10 of the related Series Supplement) and (y) the unpaid portion of the Class C Invested Amount and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders, provided that any such amounts withdrawn from the Excess Funding Accounts for the other Group I Series of Notes shall be applied on a pro rata basis with respect to each Group I Series of Notes with respect to which a deficiency exists, (3) to the extent any portion of the Class C Invested Amount still remains unpaid after application of the amount specified in clauses (1) and (2) above, the Master Servicer shall instruct the Trustee or the Paying Agent to withdraw, from funds on deposit in the Series 1997 1/N1 Excess Funding Account, an amount equal to the lesser of (v) the amount on deposit in the Series 1997 1/N1 Excess Funding Account on such Payment Date (after application of any amounts pursuant to Sections 4.9(a), (b) and (c) and Sections 4.10(a) and (b) of this Supplement) in an amount not to exceed the Series 1997 1/N1 Available Subordinated Amount at such time and (w) the unpaid portion of the Class C Invested Amount and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders, and (4) to the extent any portion of the Class C Invested Amount still remains unpaid after application of the amounts specified in clauses (1) through (3) above, if amounts have been drawn on the Series 1997 1/N1 Letter of Credit and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.18 of this Supplement or amounts have been claimed under the Demand Note or drawn under the Series 1997 1/N1 Letter of Credit in respect thereof and deposited into the Series 1997 1/N1 Collection Account pursuant to Section 4.19 of

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                  this Supplement, the Master Servicer shall instruct the
                  Trustee or the Paying Agent to withdraw from the Series 1997 1/N1 Collection Account on such Payment Date the lesser of (x) the amount on deposit in the Series 1997 1/N1 Collection Account representing such draw on the Series 1997 1/N1 Letter of Credit or payment under the Demand Note (after application of any portion thereof pursuant to Sections 4.9(a), (b) and
                  (c) and Sections 4.10(a) and (b) of this Supplement) and (y) the excess of the Class C Invested Amount over the amounts described in clauses (1) through (3) above and deposit such amount in the Class C Distribution Account to be paid, pro rata, to the Class C Noteholders; provided, however, that on the final Payment Date for the Class C Notes, the Trustee shall withdraw from the Series 1997 1/N1 Collection Account, as provided above, an aggregate amount which is no greater than the Class C Invested Amount as of such date. Subject to
                  Section 4.14, the Invested Amount of each outstanding Class of Class C Notes shall be due and payable on the Series 1997 1/N1 Termination Date for such Class.

                        (iv) On each Payment Date occurring on or after the date
                  a withdrawal is made pursuant to Section 4.10(c)(ii) and (iii) of this Supplement, the Paying Agent shall, in accordance with
                  Section 5.1 of the Base Indenture and the Servicer's most recent Monthly Certificate pay to the applicable Class C Noteholders specified in Section 4.10(c)(ii) or (iii) of this Supplement, as applicable, pro rata, the amount deposited in the Class C Distribution Account for the payment of principal pursuant to Section 4.10(c)(ii) and (iii), as applicable, of this Supplement.

                  Section 4.11 Retained Distribution Account. On each Payment Date, the Master Servicer shall instruct the Trustee to instruct the Paying Agent to transfer to the Retained Distribution Account (established pursuant to Section 4.1(b) of the Base Indenture) (i) all funds which are in the Collection Account that have been allocated to the Retained Distribution Account as of such Payment Date and (ii) all funds that were previously allocated to the Retained Distribution Account but not transferred to the Retained Distribution Account.

                  Section 4.12  Class A Distribution Account.

                  (a) Establishment of Class A Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class A Noteholders, or cause to be established and maintained, an account (the "Class A Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders. The Class A Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class A Distribution Account. If the Class A Distribution Account is not maintained in accordance with the previous sentence, the Master Servicer shall establish a new Class A Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class A Distribution Account into the new Class A Distribution Account. Initially, the Class A Distribution Account will be established with the Trustee.

                  (b) Administration of the Class A Distribution Account. The Master Servicer shall instruct the institution maintaining the Class A Distribution Account to invest funds on deposit in the Class A Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class A Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class A Noteholders, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

                  (c) Earnings from Class A Distribution Account. Subject to the restrictions set forth above, the Master Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class A Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class A Distribution Account shall be deemed to be on deposit and available for distribution.

                  (d) Class A Distribution Account Constitutes Additional Collateral for Class A Notes. In order to secure and provide for the payment of the RCFC Obligations with respect to the Class A Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class A Distribution Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class A Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with monies in the Class A Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class A Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class A Distribution Account and in all proceeds thereof. The Class A Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Class A Noteholders.

                  Section 4.13  Class B Distribution Account.

                  (a) Establishment of Class B Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class B Noteholders, or cause to be established and maintained, an account (the "Class B Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Noteholders. The Class B Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class B Distribution Account. If the Class B Distribution Account is not maintained in accordance with the previous sentence, the Master Servicer shall establish a new Class B Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class B Distribution Account into the new Class B Distribution Account. Initially, the Class B Distribution Account will be established with the Trustee.

                  (b) Administration of the Class B Distribution Account. The Master Servicer shall instruct the institution maintaining the Class B Distribution Account to invest funds on deposit in the Class B Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class B Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class B Noteholders, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

                  (c) Earnings from Class B Distribution Account. Subject to the restrictions set forth above, the Master Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class B Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class B Distribution Account shall be deemed to be on deposit and available for distribution.

                  (d) Class B Distribution Account Constitutes Additional Collateral for Class B Notes. In order to secure and provide for the repayment and payment of the RCFC Obligations with respect to the Class B Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class B Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class B Distribution Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class B Distribution Account or the funds on deposit therein from time to time;
      (iv) all Permitted Investments made at any time and from time to time with monies in the Class B Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class B Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class B Distribution Account and in all proceeds thereof. The Class B Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Class B Noteholders.

                  Section 4.14 Class B Notes Subordinate to Class A Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes. Except as provided in Article 6 of the Supplement, no payments on account of interest shall be made with respect to the Class B Notes until all payments of interest then due and payable with respect to the Class A Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, and all Class A Deficiency Amounts) have been made in full. The Class B-1 Notes will be subordinated to the Class A-1 Notes, such that no payments on account of principal shall be made with respect to the Class B-1 Notes until the Class A-1 Notes have been paid in full, the Class B-2 Notes will be subordinated to the Class A-2 Notes, such that no payments on account of principal shall be made with respect to the Class B-2 Notes until the Class A-2 Notes have been paid in full and the Class B-3 Notes will be subordinated to the Class A-3 Notes, such that no payments on account of principal shall be made with respect to the Class B-3 Notes until the Class A-3 Notes have been paid in full; provided, however, that with respect to (x) allocations and payments on account of principal during a Series 1997 1/N1 Rapid Amortization Period, (y) allocation of Losses and Recoveries at any time, and (z) any repurchase of Notes pursuant to
      Section 8.1 of the Supplement, all of the Class B Notes will be subordinated to the Class A Notes.

            Section 4.15  Class C Distribution Account.

                  (a) Establishment of Class C Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class C Noteholders, or cause to be established and maintained, an account (the "Class C Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders. The Class C Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class C Distribution Account. If the Class C Distribution Account is not maintained in accordance with the previous sentence, the Master Servicer shall establish a new Class C Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee to transfer all cash and investments from the non-qualifying Class C Distribution Account into the new Class C Distribution Account. Initially, the Class C Distribution Account will be established with the Trustee.

                  (b) Administration of the Class C Distribution Account. The Master Servicer shall instruct the institution maintaining the Class C Distribution Account to invest funds on deposit in the Class C Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class C Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class C Noteholders, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

                  (c) Earnings from Class C Distribution Account. Subject to the restrictions set forth above, the Master Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class C Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class C Distribution Account shall be deemed to be on deposit and available for distribution.

                  (d) Class C Distribution Account Constitutes Additional Collateral for Class C Notes. In order to secure and provide for the payment of the RCFC Obligations with respect to the Class C Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class C Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class C Distribution Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class C Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with monies in the Class C Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class C Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class C Distribution Account and in all proceeds thereof. The Class C Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Class C Noteholders.

                  Section 4.16 Class C Notes Subordinate to Class A Notes and Class B Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class C Notes will be subordinate in all respects to the Class A Notes and the Class B Notes. No payments on account of interest shall be made with respect to the Class C Notes until all payments of interest then due and payable with respect to the Class A Notes and the Class B Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, and all Class A Deficiency Amounts and Class B Deficiency Amounts) have been made in full. The Class C-1 Notes will be subordinated to the Class A-1 Notes and the Class B-1 Notes, such that no payments on account of principal shall be made with respect to the Class C-1 Notes until the Class A-1 Notes and the Class B-1 Notes have been paid in full the Class C-2 Notes will be subordinated to the Class A-2 Notes and the Class B-2 Notes, such that no payments on account of principal shall be made with respect to the Class C-2 Notes until the Class A-2 Notes and the Class B-2 Notes have been paid in full and the Class C-3 Notes will be subordinate to the Class A-3 Notes and the Class B-3 Notes such that no payments on account of principal shall be made with respect to the Class C-3 Notes until the Class A-3 Notes and the Class B-3 Notes are paid in full; provided, however, that with respect to (x) allocations and payments on account of principal during a Series 1997 1/N1 Rapid Amortization Period, (y) allocation of Losses and Recoveries at any time, and (z) any repurchase of Notes pursuant to Section 8.1 of the Supplement, all of the Class B Notes will be subordinated to the Class A Notes.

                  Section 4.17 The Servicer's Failure to Instruct the Trustee to Make a Deposit or Payment. If the Master Servicer fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Master Servicer, at the time specified in the Master Lease or any other Related Document (including applicable grace periods), and such failure is known by the Trustee, the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Master Servicer. Pursuant to the Master Lease, the Master Servicer has agreed that it shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.

                  Section 4.18 Lease Payment Deficit Draw on Series 1997 1/N1 Letter of Credit.

                  (a) At or before [10:00 a.m.] (New York City time) on each Payment Date, the Master Servicer shall notify the Trustee pursuant to the Master Lease of the amount of the Series 1997 1/N1 Lease Payment Losses, such notification to be in the form of Exhibit E to the Master Lease.

                  (b) So long as the Series 1997 1/N1 Letter of Credit shall not have been terminated, on any Business Day that there are Series 1997 1/N1 Lease Payment Losses, the Trustee shall, by [3:00 p.m.] (New York City time) on the same Business Day, draw on the Series 1997 1/N1 Letter of Credit by presenting a draft in an amount equal to the lesser of (i) the Series 1997 1/N1 Lease Payment Losses allocated to making a drawing under the Series 1997 1/N1 Letter of Credit pursuant to Sections 4.7(a)(v)(1), (b)(v)(1) or (c)(v)(1), as applicable, of this Supplement, Deficit and (ii) the amount available to be drawn on the Series 1997 1/N1 Letter of Credit on such Business Day accompanied by a Certificate of Credit Demand in the form of Annex A to the Series 1997 1/N1 Letter of Credit. The proceeds of such draw shall be immediately deposited in the Series 1997 1/N1 Collection Account for further allocation to the Class A Distribution Account and/or the Class B Distribution Account and/or the Class C Distribution Account in accordance with the instructions of the Master Servicer.

            Section 4.19 Claim Under on the Demand Note.

            (a) On each Determination Date, the Master Servicer shall determine the aggregate amount, if any, of Losses that have occurred during the Related Month. In the event that any such Losses occurring during such Related Month exceed the amount of Recoveries received during such Related Month, the Master Servicer shall set forth the aggregate amount of such net Losses in the Monthly Report, and the Trustee shall make the allocations as set forth in Sections 4.7(a)(iii)(1), (b)(iii)(1) and (c)(iii)(1), as applicable, of this Supplement. If any amounts are allocated to a claim under the Demand Note pursuant to such Sections (any such amounts, "Demand Note Claim Amounts"), the Trustee shall transmit to the issuer of the Demand Note a demand for repayment (each, a "Demand Notice") under the Demand Note in the amount of the lesser of (x) the outstanding amount of such Demand Note and (y) the Demand Note Claim Amounts, in each case such payment to be made on or prior to the next succeeding Payment Date by deposit of funds into the Series 1997 1/N1 Collection Amount in the specified amount.

            (b) In the event that on or prior to 10:00 a.m. (New York City time) on the Payment Date next succeeding any Determination Date on which a Demand Notice has been transmitted to the issuer of the Demand Note pursuant to
Section 4.19(a) above, the Demand Note issuer shall have failed to deposit into the Series 1997 1/N1 Collection Account the amount specified in such Demand Notice, so long as the Series 1997 1/N1 Letter of Credit shall not have been terminated, the Trustee shall, by 2:00 p.m. (New York City time) on the same Business Day, draw on the Series 1997 1/N1 Letter of Credit by presenting a draft in an amount equal to that portion of the amount demanded under the Demand Note as specified in (a) above that has not been deposited into the Series 1997 1/N1 Collection Account as of 10:00 a.m. (New York City time), accompanied by a Certificate of Credit Demand in the form of Annex A to the Series 1997 1/N1 Letter of Credit. The proceeds of such draw shall be deposited in the Series 1997 1/N1 Collection Account for application pursuant to Section 4.10(a)(ii), (b)(ii) or (c)(ii) of this Supplement, as applicable.

            (c) Demand Note Constitutes Additional Collateral for Series 1997 1/N1 Notes. In order to secure and provide for the payment of the RCFC Obligations with respect to the Series 1997 1/N1 Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1997 1/N1 Noteholders, all of RCFC's right, title and interest in and to the Demand Note and all proceeds thereof. The Trustee shall possess all right, title and interest in the Demand Note, all rights to make claims thereunder and all payments thereon and all proceeds thereof.

                  Section 4.20 Series 1997 1/N1 Letter of Credit Termination Demand.

                  (a) If prior to the date which is 30 days prior to the then scheduled Series 1997 1/N1 Letter of Credit Expiration Date,

                  (i) there shall not have been appointed a successor
            institution to act as Series 1997 1/N1 Letter of Credit Provider, or

                  (ii) the payments to be made by the Lessees under the Master
            Lease shall not have otherwise been credit enhanced with (A) the funding of the Series 1997 1/N1 Cash Collateral Account with cash in the amount of the Series 1997 1/N1 Letter of Credit Amount, (B) other cash collateral accounts, overcollateralization or subordinated securities or (C) with the consent of the Required Noteholders, a surety bond or other similar arrangements; provided, however, that

                        (1) any such successor institution or other form of
                  substitute credit enhancement referred to in the foregoing clauses (i) and (ii) shall be approved by each Rating Agency; and

                        (2) any such successor institution or other form of
                  substitute credit enhancement referred to in the foregoing clauses (i) or (ii)(C) shall, if the ratings with respect to such substitute credit enhancement, if applicable, are less than A-1 or the equivalent from Standard & Poor's (and if DCR is then a Rating Agency, a comparable rating by DCR, if any), be approved by the Required Noteholders;

      then the Master Servicer shall notify the Trustee pursuant to the Master Lease no later than one Business Day prior to the Series 1997 1/N1 Letter of Credit Expiration Date of (i) the principal balance of all Outstanding Series 1997 1/N1 Notes on such date, and (ii) the amount available to be drawn on the Series 1997 1/N1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to [10:00 a.m.] (New York City time) on any Business Day, the Trustee shall, by [3:00 p.m.] (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after [10:00 a.m.] (New York City time), by [3:00 p.m.] (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (i) and (ii) above on the Series 1997 1/N1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand in the form of Annex B to the Series 1997 1/N1 Letter of Credit and shall deposit the proceeds of the disbursement resulting therefrom in a special deposit account (the "Series 1997 1/N1 Cash Collateral Account").

                  (b) The Master Servicer shall notify the Trustee pursuant to the Master Lease within one Business Day of becoming aware that the long-term debt credit rating of the Series 1997 1/N1 Letter of Credit Provider has fallen below "[__]" as determined by Standard & Poor's [or "[____]" as determined by DCR, if rated by DCR]. At such time the Master Servicer shall also notify the Trustee of (i) the principal balance of all Outstanding Series 1997 1/N1 Notes on such date, and (ii) the Series 1997 1/N1 Letter of Credit Amount on such date. Upon receipt of such notice by the Trustee on or prior to [10:00 a.m.] (New York City time) on any Business Day, the Trustee shall, by [3:00 p.m.] (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after [10:00 a.m.] (New York City time), by [3:00 p.m.] (New York City time) on the next following Business Day), draw on the Series 1997 1/N1 Letter of Credit in an amount equal to the lesser of the principal balance of all Outstanding Series 1997 1/N1 Notes on such Business Day and the amount available to be drawn on the Series 1997 1/N1 Letter of Credit on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand in the form of Annex B to the Series 1997 1/N1 Letter of Credit and shall deposit the proceeds of the disbursement resulting therefrom in the Series 1997 1/N1 Cash Collateral Account.

                  Section 4.21 The Series 1997 1/N1 Cash Collateral Account.

                  (a) Upon receipt of notice of a draw on the Series 1997 1/N1 Letter of Credit pursuant to Section 4.20, the Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 1997 1/N1 Noteholders, or cause to be established and maintained, the Series 1997 1/N1 Cash Collateral Account bearing a designation clearly indicating that the funds deposited therein are held for the Series 1997 1/N1 Noteholders. The Series 1997 1/N1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1997 1/N1 Cash Collateral Account. If the Series 1997 1/N1 Cash Collateral Account is not maintained in accordance with the prior sentence, then within 10 Business Days after obtaining knowledge of such fact, the Master Servicer has agreed pursuant to the Master Lease that it shall establish a new Series 1997 1/N1 Cash Collateral Account which complies with such sentence and shall instruct the Trustee to transfer into the new Series 1997 1/N1 Cash Collateral Account all cash and investments from the non-qualifying
      Series 1997 1/N1 Cash Collateral Account. When established, the Series 1997 1/N1 Cash Collateral Account is intended to function in all respects as the replacement for, and the equivalent of, the Series 1997 1/N1
      Letter of Credit. Accordingly, following its creation, each reference to a draw on the Series 1997 1/N1 Letter of Credit shall refer to withdrawals from the Series 1997 1/N1 Cash Collateral Account and references to similar terms shall mean and be a reference to actions taken with respect to the Series 1997 1/N1 Cash Collateral Account that correspond to actions that otherwise would have been taken with respect to the Series 1997 1/N1 Letter of Credit. Without limiting the generality of the foregoing, upon funding of the Series 1997 1/N1 Cash Collateral Account, the Trustee shall, at all times when otherwise required to make a draw under the Series 1997 1/N1 Letter of Credit pursuant to Section 4.18 or 4.19 of this Supplement, make a draw from the Series 1997 1/N1 Cash Collateral Account in the amount and at such time as a draw would be made under the Series 1997 1/N1 Letter of Credit pursuant to Section 4.18 or 4.19 of this Supplement. The Trustee shall provide written notice to Dollar of any draw from the Series 1997 1/N1 Cash Collateral Account pursuant to Section 4.18 or 4.19 of this Supplement.

                  (b) In order to secure and provide for the repayment and payment of the obligations of RFC with respect to the Series 1997 1/N1 Notes (but not the other Notes), RCFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1997 1/N1 Noteholders, all of RCFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Series 1997 1/N1 Cash Collateral Account;
      (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1997 1/N1 Cash Collateral Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with the monies in the Series 1997 1/N1 Cash Collateral Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 1997 1/N1 Cash Collateral Account and in all proceeds thereof. The Series 1997 1/N1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997 1/N1 Noteholders and the Series 1997 1/N1 Letter of Credit Provider, as their interests appear herein, which interest in the case of the Series 1997 1/N1 Letter of Credit Provider shall be subject to the interests of the holders of Series 1997 1/N1 Notes as provided herein.

                  (c) Funds on deposit in the Series 1997 1/N1 Cash Collateral Account shall, at the direction of the Master Servicer given pursuant to the Master Lease, be invested by the Trustee in Permitted Investments. Funds on deposit in the Series 1997 1/N1 Cash Collateral Account on any Payment Date, after giving effect to any deposits to or withdrawals from the Series 1997 1/N1 Cash Collateral Account on such Payment Date, shall be invested in Permitted Investments that will mature at such time that such funds will be available for withdrawal on or prior to the following Payment Date. The proceeds of any such investment, to the extent not distributed on such Payment Date, shall be invested in Permitted Investments that will mature at such time that such funds will be available for withdrawal on or prior to the Payment Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1997 1/N1 Noteholders and the Series 1997 1/N1 Letter of Credit Provider as their interests appear herein, which interest in the case of the Series 1997 1/N1 Letter of Credit Provider shall be subject to the interests of the holders of the Series 1997 1/N1 Notes as provided herein, possession of the negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of sale or maturity. On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Series 1997 1/N1 Cash Collateral Account shall be paid to the Series 1997 1/N1 Letter of Credit Provider to the extent of any unreimbursed draws on the Series 1997 1/N1 Letter of Credit. Subject to the restrictions set forth above, the Master Servicer, or a Person designated in writing by the Master Servicer with written notification thereof to the Trustee, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Series 1997 1/N1 Cash Collateral Account. For purposes of determining the availability of funds or the balances in the Series 1997 1/N1 Cash Collateral Account for any reason under the Indenture, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (d) Series 1997 1/N1 Cash Collateral Account Surplus. In the event that the Series 1997 1/N1 Cash Collateral Account Surplus on any Payment Date, after giving effect to all withdrawals from the Series 1997 1/N1 Cash Collateral Account, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Series 1997 1/N1 Cash Collateral Account an amount equal to the Cash Collateral Amount Surplus and shall pay from such amount to the Series 1997 1/N1 Letter of Credit Provider, an amount equal to the amount of unreimbursed draws under the Series 1997 1/N1 Letter of Credit.

                  (e) Termination of Series 1997 1/N1 Cash Collateral Account. Upon the later to occur of (i) the termination of the Indenture pursuant to Section 10.1 of the Base Indenture and (ii) the Business Day immediately following the Series 1997 1/N1 Letter of Credit Expiration Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1997 1/N1 Noteholders and payable from the Series 1997 1/N1 Cash Collateral Account as provided herein, shall withdraw from the Series 1997 1/N1 Cash Collateral Account all amounts on deposit therein for payment to the Series 1997 1/N1 Letter of Credit Provider to the extent of unreimbursed draws on the Series 1997 1/N1 Letter of Credit.

                                   ARTICLE 5

                              AMORTIZATION EVENTS

            Section 5.1 Series 1997 1/N1 Amortization Events. In addition to the Amortization Events set forth in Section 8.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1997 1/N1 Notes (without notice or other action on the part of the Trustee or any Series 1997 1/N1 Noteholders):

            (a) a Series 1997 1/N1 Enhancement Deficiency shall occur and continue for at least five (5) Business Days after the Master Servicer obtains actual knowledge thereof; provided, however, that such event or condition shall not be an Amortization Event if (i) during such five (5) Business Day period DTAG shall have increased the Series 1997 1/N1 Letter of Credit Amount or RCFC shall have increased the Series 1997 1/N1 Available Subordinated Amount by allocating to the Series 1997 1/N1 Available Subordinated Amount, Eligible Vehicles theretofore allocated to the Retained Interest or by depositing funds into the Series 1997 1/N1 Cash Collateral Account or the Series 1997 1/N1 Excess Funding Account, in either case so that the Series 1997 1/N1 Enhancement Deficiency no longer exists, and (ii) any increase in the Series 1997 1/N1 Available Subordinated Amount pursuant to clause (i) of this Section 5.1(a) shall be in accordance with the terms of Section 4.7(d)(E) of this Supplement;

            (b) the Series 1997 1/N1 Letter of Credit shall not be in full force and effect and no substitute credit enhancement shall have been obtained pursuant to the Series 1997 1/N1 Letter of Credit Reimbursement Agreement unless (i) (A) the inclusion of the Series 1997 1/N1 Letter of Credit Amount in the Class A Enhancement Amount is not necessary for the Class A Enhancement Amount to equal or exceed the Minimum Class A Enhancement Amount, (B) the inclusion of the Series 1997 1/N1 Letter of Credit Amount in the Class B Enhancement Amount is not necessary for the Class B Enhancement Amount to equal or exceed the Minimum Class B Enhancement Amount and (C) the inclusion of the Series 1997 1/N1 Letter of Credit Amount in the Class C Enhancement Amount is not necessary for the Class C Enhancement Amount to equal or exceed the Minimum Class C Enhancement Amount, or (ii) the Series 1997 1/N1 Cash Collateral Account shall theretofore have been funded to the full extent required;

            (c) from and after the funding of the Series 1997 1/N1 Cash Collateral Account pursuant to Section 4.20 or 4.21 of this Supplement, the Series 1997 1/N1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than the Lien of the Trustee under the Indenture);

            (d) an Event of Bankruptcy shall have occurred with respect to the Series 1997 1/N1 Letter of Credit Provider or the Series 1997 1/N1 Letter of Credit Provider repudiates the Series 1997 1/N1 Letter of Credit or refuses to honor a proper draw thereon in accordance with the terms thereof, unless (i) (A) the inclusion of the Series 1997 1/N1 Letter of Credit Amount in the Class A Enhancement Amount is not necessary for the Class A Enhancement Amount to equal or exceed the Minimum Class A Enhancement Amount, (B) the inclusion of the Series 1997 1/N1 Letter of Credit Amount in the Class B Enhancement Amount is not necessary for the Class B Enhancement Amount to equal or exceed the Minimum Class B Enhancement Amount and (C) the inclusion of the Series 1997 1/N1 Letter of Credit Amount in the Class C Enhancement Amount is not necessary for the Class C Enhancement Amount to equal or exceed the Minimum Class C Enhancement Amount, or (ii) the Series 1997 1/N1 Cash Collateral Account shall theretofore have been funded to the full extent required hereunder and under the Series 1997 1/N1 Letter of Credit Reimbursement Agreement;

            (e) any of the Related Documents or any portion thereof shall not be in full force and effect or enforceable in accordance with its terms or RCFC, DTAG (including in its capacity as Master Servicer), Thrifty (including in its capacity as a Servicer) or Dollar (including in its capacity as a Servicer) or any successor to Thrifty or Dollar in their respective capacities as Servicers shall so assert in writing;

            (f) all principal and accrued interest of the Class A-1 Notes shall not be paid in full on or before the Class A-1 Expected Final Payment Date, all principal and accrued interest of the Class A-2 Notes shall not be paid in full on or before the Class A-2 Expected Final Payment Date, all principal and accrued interest of the Class A-3 Notes shall not be paid in full on or before the Class A-3 Expected Final Payment Date, all principal and accrued interest in respect of the Class B-1 Notes shall not be paid in full on or before the Class B-1 Expected Final Payment Date, all principal and accrued interest in respect of the Class B-2 Notes shall not be paid in full on or before the Class B-2 Expected Final Payment Date, all principal and accrued interest in respect of the Class B-3 Notes shall not be paid in full on or before the Class B-3 Expected Final Payment Date, all principal and accrued interest in respect of the Class C-1 Notes shall not be paid in full on or before the Class C-1 Expected Final Payment Date, all principal and accrued interest in respect of the Class C-2 Notes shall not be paid in full on or before the Class C-2 Expected Final Payment Date, or all principal and accrued interest in respect of the Class C-3 Notes shall not be paid in full on or before the Class C-3 Expected Final Payment Date; or

            (g) an event of default shall have occurred and be continuing under the Master Lease.

            In the case of any event described in clauses (b) through (g) above, an Amortization Event will be deemed to have occurred with respect to the Series 1997 1/N1 Notes only if, after any applicable grace period described in such clauses, either the Trustee, by written notice to the Issuer, or the Required Noteholders, by written notice to the Issuer and the Trustee, declare that, as of the date of such notice, an Amortization Event has occurred.

           Section 5.2 Waiver of Past Events. Subject to Section 11.2 of the Base Indenture, Series 1997 1/N1 Noteholders holding 100% of the aggregate Invested Amount, by notice to the Trustee, may waive any existing Potential Amortization Event or Amortization Event related to clause (a) of this Section
5.1 of this Supplement.

                                    ARTICLE 6

                                   [RESERVED]


                                    ARTICLE 7

                           FORM OF SERIES 1997 1/N1 NOTES

            Section 7.1 Class A Notes.

            (a) Restricted Global Class A Note. Class A Notes to be issued in the United States will be issued in book-entry form and represented by a Restricted Global Class A Note, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3 (as applicable) appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act, and shall be deposited on behalf of the purchasers of the Class A Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

            (b) Temporary Global Class A Note; Permanent Global Class A Note. Class A Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement and shall initially be issued in the form of a Temporary Global Class A Note, substantially in the form of Exhibit A-4, Exhibit A-5 or Exhibit A-6 (as applicable) appended hereto, which shall be deposited on behalf of the purchasers of the Class A Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A Note will be exchangeable, in whole or in part, for interests in a Permanent Global Class A Note, substantially in the form of Exhibit A-7, Exhibit A-8 or Exhibit A-9 hereto, in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A Note will be exchangeable for a definitive Class A Note in accordance with the provisions of such Permanent Global Class A Note and the Base Indenture (as modified by this Supplement).

            Section 7.2 Class B Notes.

            (a) Restricted Global Class B Note. Class B Notes to be issued in the United States will be issued in book-entry form of and represented by a Restricted Global Class B Note, substantially in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3 (as applicable) appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class B Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

            (b) Temporary Global Class B Note; Permanent Global Class B Note. Class B Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement, and shall initially be issued in a form of Temporary Global Class B Note, substantially in the form of Exhibit B-4, Exhibit B-5 or Exhibit B-6 (as applicable) appended hereto, which shall be deposited on behalf of the purchasers of the Class B Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class B Note will be exchangeable, in whole or in part, for interests in a Permanent Global Class B Note substantially in the form of Exhibit B-7, Exhibit B-8 or Exhibit B-9 hereto, in accordance with the provisions of such Temporary Global Class B Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class B Note will be exchangeable for a definitive Class B Note in accordance with the provisions of such Permanent Global Class B Note and the Base Indenture (as modified by this Supplement).

            Section 7.3 Class C Notes.

            (a) Restricted Global Class C Note. Class C Notes to be issued in the United States will be issued in book-entry form of and represented by a Restricted Global Class C Note, substantially in the form of Exhibit C-1, Exhibit C-2 or Exhibit C-3 (as applicable) appended hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class C Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

            (b) Temporary Global Class C Note; Permanent Global Class C Note. Class C Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement, and shall initially be issued in a form of Temporary Global Class C Note, substantially in the form of Exhibit C-4, Exhibit C-5 or Exhibit C-6 (as applicable) appended hereto, which shall be deposited on behalf of the purchasers of the Class C Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by RCFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class C Note will be exchangeable, in whole or in part, for interests in a Permanent Global Class C Note substantially in the form of Exhibit C-7, Exhibit C-8 or Exhibit C-9 hereto, in accordance with the provisions of such Temporary Global Class C Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class C Note will be exchangeable for a definitive Class C Note in accordance with the provisions of such Permanent Global Class C Note and the Base Indenture (as modified by this Supplement).

                                    ARTICLE 8

                                     GENERAL

            Section 8.1 Repurchase of Notes. The Class A Notes, Class B Notes and Class C Notes shall be subject to repurchase in whole, but not in part, by RCFC at its option in accordance with Section 5.3 of the Base Indenture, as follows:

            (a) the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes are subject to repurchase by RCFC in whole, but not in part, on any Payment Date, the Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes are subject to repurchase by RCFC in whole, but not in part, on any Payment Date after the Class A Notes have been paid in full, and the Class C-1 Notes, the Class C-2 Notes and the Class C-3 Notes are subject to repurchase by RCFC in whole, but not in part, on any Payment Date after the Class A Notes and the Class B

      Notes have been paid in full(each such Payment Date, a "Repurchase Date");

            (b) the purchase price for any such repurchase of Series 1997 1/N1 Notes shall equal the Aggregate Principal Balance of such Notes (determined after giving effect to any payment of principal on such Payment Date), plus accrued and unpaid interest on such Aggregate Principal Balance (the "Repurchase Price"); and

            (c) in addition, a prepayment premium (the "Series 1997 1/N1 Note Prepayment Premium") will be payable to the holders of a class of the Series 1997 1/N1 Notes upon any repurchase of such class of Notes by RCFC when the Aggregate Principal Balance of such class is greater than (i) $____________, with respect to the Class A-1 Notes, (ii) $____________, with respect to the Class A-2 Notes, (iii) $____________, with respect to the Class A-3 Notes, (iv) $____________, with respect to the Class B-1 Notes, (v) $____________, with respect to the Class B-2 Notes, (vi) $______________, with respect to the Class B-3 Notes, (vii) $______________, with respect to the Class C-1 Notes, (viii) $_______________, with respect to the Class C-2 Notes, and (ix) $_____________, with respect to the Class C- 3 Notes. [The Series 1997 1/N1 Note Prepayment Premium in respect of the Series 1997 1/N1 Notes will equal the excess, if any, of (i) the amount of interest that would have accrued on the Aggregate Principal Balance of the applicable class of Notes for the period commencing with the Repurchase Date and ending on the Class A-1 Notes Expected Final Payment Date, the Class A-2 Notes Expected Final Payment Date, the Class A-3 Notes Expected Final Payment Date, the Class B-1 Notes Expected Final Payment Date, the Class B-2
      Notes Expected Final Payment Date, the Class B-3 Notes Expected Final Payment Date, the Class C-1 Notes Expected Final Payment Date, the Class C-2 Notes Expected Final Payment Date or the Class C-3 Notes Expected Final Payment Date, as applicable, at a rate equal to ____% with respect to the Class A-1 Notes, ____% with respect to the Class A-2 Notes, ____% with respect to the Class A-3 Notes, ____% with respect to the Class B-1 Notes, ____% with respect to the Class B-2 Notes, ____% with respect to the Class B-3 Notes, ____% with respect to the Class C-1 Notes, ____%
      with respect to the Class C-2 Notes and ____% with respect to the Class C-3 Notes, over (ii) the corporate bond equivalent yield to maturity on the Determination Date preceding such Repurchase Date on the [____]% United States Treasury Note maturing ____________, discounted to present value to such Repurchase Date at such corporate bond equivalent yield plus [___]%, with respect to the Class A-1 Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such
      Payment Date on the ____% United States Treasury Note     maturing
      ___________, discounted to present
      value to such Payment Date at such corporate bond equivalent yield plus ____%, with respect to the Class A-2 Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the ____% United States Treasury Note maturing ___________, discounted to present value to such Payment Date at such corporate bond equivalent yield plus ____%, with respect to the Class A-3 Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the ____% United States Treasury Note maturing ___________, discounted to present value to such Payment Date at such corporate bond equivalent yield plus ____%, with respect to the Class B-1 Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the ____% United States Treasury Note maturing ___________, discounted to present value to such Payment Date at such corporate bond equivalent yield plus ____%, with respect to the Class B-2 Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the ____% United States Treasury Note maturing ___________, discounted to present value to such Payment Date at such corporate bond equivalent yield plus ____%, with respect to the Class B-3 Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the ____% United States Treasury Note maturing ___________, discounted to present value to such Payment Date at such corporate bond equivalent yield plus ____%, with respect to the Class C-1 Notes; the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the ____% United States Treasury Note maturing ___________, discounted to present value to such Payment Date at such corporate bond equivalent yield plus ____%, with respect to the Class C-2 Notes; and the corporate bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the ____% United States Treasury Note maturing ___________, discounted to present value to such Payment Date at such corporate bond equivalent yield plus ____%, with respect to the Class C-3 Notes.].

            Section 8.2 Payment of Rating Agencies' Fees. RCFC agrees and covenants with the Master Servicer and the Trustee to pay all reasonable fees and expenses of the Rating Agencies and to promptly provide all documents and other information that the Rating Agencies may reasonably request.

            Section 8.3 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

            Exhibit A-1: Form of Restricted Global Class A-1 Note Exhibit A-2: Form of Restricted Global Class A-2 Note Exhibit A-3: Form of Restricted Global Class A-3 Note Exhibit A-4: Form of Temporary Global Class A-1 Note

            Exhibit A-5: Form of Temporary Global Class A-2 Note Exhibit A-6: Form of Temporary Global Class A-3 Note Exhibit A-7: Form of Permanent Global Class A-1 Note Exhibit A-8: Form of Permanent Global Class A-2 Note Exhibit A-9: Form of Permanent Global Class A-3 Note Exhibit B-1: Form of Restricted Global Class B-1 Note Exhibit B-2: Form of Restricted Global Class B-2 Note Exhibit B-3: Form of Restricted Global Class B-3 Note Exhibit B-4: Form of Temporary Global Class B-1 Note Exhibit B-5: Form of Temporary Global Class B-2 Note Exhibit B-6: Form of Temporary Global Class B-3 Note Exhibit B-7: Form of Permanent Global Class B-1 Note Exhibit B-8: Form of Permanent Global Class B-2 Note Exhibit B-9: Form of Permanent Global Class B-3 Note Exhibit C-1: Form of Restricted Global Class C-1 Note Exhibit C-2: Form of Restricted Global Class C-2 Note Exhibit C-3: Form of Restricted Global Class C-3 Note Exhibit C-4: Form of Temporary Global Class C-1 Note Exhibit C-5: Form of Temporary Global Class C-2 Note Exhibit C-6: Form of Temporary Global Class C-3 Note Exhibit C-7: Form of Permanent Global Class C-1 Note Exhibit C-8: Form of Permanent Global Class C-2 Note Exhibit C-9: Form of Permanent Global Class C-3 Note
            Exhibit D:    Form of Consent
            Exhibit E:    Form of Demand Note

            Section 8.4 Ratification of Base Indenture. As supplemented by this Supplement and except as specified in this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. In this regard, for the purposes of the terms and conditions governing the Series 1997 1/N1 Notes and the Group I Collateral, Section 7.28 of the Base Indenture shall not apply.

            Section 8.5 Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            Section 8.6 Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW (INCLUDING, WITHOUT LIMITATION, THE UCC) OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF
LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

            Section 8.7 Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the Aggregate Principal Balance of the Series 1997 1/N1 Notes affected thereby (including for purposes of determining such aggregate outstanding principal amount, the Aggregate Principal Balance of the Class A Notes, the Class B Notes and the Class C Notes); provided, further, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A-1 Notes (and does not affect in any material respect the Class A-2 Notes, the Class A-3 Notes, the Class B Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-2 Notes, the Class A-3 Notes, the Class B Notes or the Class C Notes),
(ii) affects only the Class A-2 Notes (and does not affect in any material respect the Class A-1 Notes, the Class A-3 Notes, the Class B Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes. the Class A-3 Notes, the Class B Notes or the Class C Notes), (iii) affects only the Class A-3 Notes (and does not affect in any material respect the Class A-1 Notes, the Class A-2 Notes, the Class B Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-3 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-3 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes or the Class C Notes), (iv) affects only the Class A Notes (and does not affect in any material respect the Class B Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B Notes or the Class C Notes),
(v) affects only the Class B-1 Notes (and does not affect in any material respect the Class B-2 Notes, the Class B-3 Notes, the Class A Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the

Class B-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B-2 Notes, the Class B-3 Notes, the Class A Notes or the Class Notes), (vi) affects only the Class B-2 Notes (and does not affect in any material respect the Class B-1 Notes, the Class B-3 Notes, the Class A Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class B-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B-1 Notes, the Class B-3 Notes, the Class A Notes or the Class C Notes), (vii) affects only the Class B-3 Notes (and does not affect in any material respect the Class A Notes, the Class B-1 Notes, the Class B-2 Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B-3 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class B-3 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class B-1 Notes, the Class B-2 Notes or the Class C Notes),
(viii) affects only the Class B Notes (and does not affect in any material respect the Class A Notes or the Class C Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B Noteholders representing more than 50% of the aggregate outstanding amount of the Class B Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes or the Class C Notes) (ix) affects only the Class C-1 Notes (and does not affect in any material respect the Class A Notes, the Class B Notes, the Class C-2 Notes or the Class C-3 Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class C-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class C-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class B Notes, the Class C-2 Notes or the Class C-3 Notes), (x) affects only the Class C-2 Notes (and does not affect in any material respect the Class A Notes, the Class B Notes, the Class C-1 Notes or the Class C-3 Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class C-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class C-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class B Notes, the Class C-1 Notes or the Class C-3 Notes),(xi) affects only the Class C-3 Notes (and does not affect in any material respect the Class A Notes, the Class B Notes, the Class C-1 Notes or the Class C-2 Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class C-3 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class C-3 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes, the Class B Notes, the Class C-1 Notes or the Class C-2 Notes), or (xii) affects only the Class C Notes (and does not affect in any material respect the Class A Notes or the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class C Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class C Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes or the Class B Notes). In addition, this Supplement may be amended or modified from time to time, without the consent of any Noteholder but with the consent of the Rating Agencies, RCFC, DTAG and the Trustee to amend the following definitions: "Maximum Manufacturer Percentage", "Measurement Month", "Measurement Month Average" and "Market Value Adjustment Percentage" and to make changes related to such amendments.


                     [Remainder of Page Intentionally Blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       RENTAL CAR FINANCE CORP.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       BANKERS TRUST COMPANY, as Trustee


                                       By:______________________________________
                                          Name:
                                          Title:

                                                                      SCHEDULE 1

                  Schedule of Maximum Manufacturer Percentages

Manufacturer                 Program Vehicles               Non-Program Vehicles
------------                 ----------------               --------------------

Chrysler                     Up to [___]%                   Up to [___]%

Ford                         Up to [___]%                   Up to [___]%

General Motors               Up to [___]%                   Up to [___]%

Honda                        Up to [___]%                   Up to [___]%

Mazda                        N/A                            Up to [___]%

Nissan                       N/A                            Up to [___]%

Toyota                       Up to [___]%                   Up to [___]%

Non-Chrysler
Vehicles, Combined           Up to [___]%*                  Up to [___]%


----------
*     Chrysler, Ford, General Motors, Honda and Toyota only.